MAIN PLAZA
IRVINE, CALIFORNIA

OFFICE LEASE

SRI NINE MAIN PLAZA LLC,
a Delaware limited liability company,
Landlord

and

COLONY AMERICAN FINANCE, LLC,
a Delaware limited liability company,
Tenant

DATED AS OF: October 7, 2015

TABLE OF CONTENTS

LEASE

THIS LEASE is made as of the 7th day of October, 2015, between SRI NINE MAIN PLAZA LLC, a Delaware limited liability company ("**Landlord**"), and COLONY AMERICAN FINANCE, LLC, a Delaware limited liability company ("**Tenant**").

1. Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, on the terms and conditions set forth herein, the space outlined on the attached Exhibit A (the "**Premises**"). The Premises are located on the floor(s) specified in Paragraph 2 below of the building (the "**Building**") located at 1920 Main Street, Irvine, California. The Building, the parcel(s) of land (the "**Land**") on which the Building is located and the other improvements on the Land (including the walkways and landscaping) are referred to herein as the "**Real Property**." The Real Property is a part of the office, retail and garage project commonly known as Main Plaza (the "**Project**").

Tenant's lease of the Premises shall include the right to use, in common with others and subject to the other provisions of this Lease, the public lobbies, entrances, stairs, elevators and other public portions of the Building, as well as the common areas of the other portions of the Project that are pertinent to Tenant's occupancy and use of the Premises. Tenant shall comply with all recorded covenants, conditions and restrictions currently or hereinafter affecting the Project and agrees that this Lease shall be subject and subordinate thereto. All of the windows and outside walls of the Premises and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, electrical equipment or other utilities or Building facilities are reserved solely to Landlord and Landlord shall, subject to the provisions of Paragraph 23 below, have rights of access through the Premises for the purpose of operating, maintaining and repairing the same.

2. Certain Basic Lease Terms. As used herein, the following terms shall have the meaning specified below:

a. Floor(s) on which the Premises are located: Eighth (8th) floor. The Premises are currently designated as Suite 850, which designation may be subject to change by Landlord upon not less than ten (10) Business Days prior written notice to Tenant. Landlord and Tenant agree that for the purpose of this Lease, the Premises shall be deemed to contain 7,812 rentable square feet of space.

b. Lease term: Approximately five (5) years and five (5) months, commencing on the later of (i) the date the Tenant Improvements (as defined in Paragraph 4.a. below) are Substantially Completed (as defined in Paragraph 4.b. below) and (ii) November 1, 2015 (the "**Commencement Date**"), and ending on the last day of the sixty-fifth (65th) full calendar month thereafter (the "**Expiration Date**").

c. Monthly Rent: The amounts set forth below for the respective periods:

Period	Monthly Rate per RSF	Monthly Rent
First Lease Year	$2.85	$22,264.20**
Second Lease Year	$2.96	$23,154.77***
Third Lease Year	$3.08	$24,080.96
Fourth Lease Year	$3.21	$25,044.20
Fifth Lease Year	$3.33	$26,045.96
Sixth Lease Year	$3.47	$27,087.80

The "**First Lease Year**" is the period commencing on the Commencement Date and ending on the last day of the twelfth (12th) full calendar month thereafter, and each period of twelve (12) full calendar months thereafter constitutes a "**Lease Year**," except that the Sixth Lease Year shall end on the Expiration Date.

**Notwithstanding the above, (i) for the second (2nd) and third (3rd) months of the First Lease Year, Monthly Rent shall be fully abated, and (ii) for the fourth (4th) month of the First Lease Year, Monthly Rent shall be abated in the amount of $11,132.10 so that the Monthly Rent payment for such month is $11,132.10.

***Notwithstanding the above, (i) for the first (1st) and second (2nd months of the Second Lease Year, Monthly Rent shall be fully abated, and (ii) for the third (3rd) month of the Second Lease Year, Monthly Rent shall be abated in the amount of $9,350.96 so that the Monthly Rent payment for such month is $13,803.81.

d. Security Deposit: Twenty Nine Thousand Eight Hundred Eighteen and 40/100 Dollars ($29,818.40).

e. Tenant's Share: 2.6880%.

f. Base Year: The calendar year 2016.

g. Initial Contemplated Use of Premises: Finance real estate, financial services, investments, and investment advisory and management services. Paragraph 8.a. below sets forth the permitted uses of the Premises.

h. Real estate broker(s): ORION Property Partners, Inc. (representing Landlord) and Cresa Orange County (representing Tenant).

3. Term; Delivery of Possession of Premises.

a. Term. The term of this Lease shall commence on the Commencement Date (as defined in Paragraph 2.b.) and, unless sooner terminated pursuant to the terms hereof or at law, shall expire on the Expiration Date (as defined in Paragraph 2.b.). Upon either party's request after the Commencement Date, Landlord and Tenant shall execute a letter in substantially the form of Exhibit C attached hereto confirming the Commencement Date and the Expiration Date.

b. Delivery of Possession. The Premises shall be delivered to Tenant upon Substantial Completion of the Tenant Improvements to be constructed in the Premises by Landlord pursuant to Paragraph 4 below. The parties presently estimate that the date of Substantial Completion will be on or about November 15, 2015. Notwithstanding the foregoing, except as otherwise expressly provided below, if Substantial Completion of the Tenant Improvements and delivery of possession of the Premises is delayed for any reason whatsoever, this Lease shall not be void or voidable nor shall such delay amend Tenant's obligations under this Lease, but Landlord shall use reasonable efforts to Substantially Complete the Tenant Improvements and deliver the Premises to Tenant as soon as commercially reasonably possible after November 15, 2015. Notwithstanding the foregoing, if the Commencement Date has not occurred on or before January 1, 2016 (the "**Termination Trigger Date**")(which Termination Trigger Date shall be extended by the length of any delay in the delivery of possession of the Premises to Tenant with the Tenant Improvements Substantially Completed that results from a Tenant Delay or from strikes, lockout, labor disputes, shortages of material or labor, fire or other casualty, acts of God or any other cause beyond the commercially reasonable control of Landlord ("**Force Majeure**"), except that extensions on account of Force Majeure shall not exceed thirty (30) days), Tenant, as Tenant's sole remedy, may notify Landlord in writing that Tenant elects to terminate this Lease effective as of the date fifteen (15) days following the date of such written notice, and, if Landlord does not deliver possession of the Premises to Tenant with the Tenant Improvements Substantially Completed on or before the end of such fifteen (15) day period, this Lease shall terminate. Notwithstanding the above, Tenant's foregoing termination right shall not apply in the event that delivery of possession of the Premises by Landlord beyond the Termination Trigger Date was due to any action or inaction of the City of Irvine related to the Tenant Improvements.

c. Early Occupancy. If, at Tenant's request, Landlord permits Tenant to take occupancy of the Premises prior to the Commencement Date, then the Commencement Date shall be the date of such early occupancy by Tenant; provided, however, that the Expiration Date shall not be affected by such early occupancy. Tenant's entry into the Premises solely for the purposes permitted under Paragraph 4.e. below shall not constitute "occupancy of the Premises" for the purposes of this Paragraph 3.c.

4. Condition of Premises. Except as otherwise expressly provided in this Paragraph 4, Tenant shall accept the Premises in their "as-is" condition and Landlord shall have no obligation to make or pay for any improvements or renovations in or to the Premises to prepare the Premises for Tenant's occupancy.

a. Tenant Improvements. Landlord, at Landlord's sole cost and expense, shall cause Landlord's designated contractor ("**Contractor**") to perform the following work in the Premises using Building standard materials::

i. Install building standard electrical and telecommunications conduit pursuant to the plan attached hereto as Exhibit D (the "**Tenant Approved Plan**"),

ii. Demolish two (2) interior offices as shown on the Tenant Approved Plan, including patching the carpet and adjusting the HVAC, electrical and lighting, as required in connection therewith, and

iii. Repaint the Premises throughout with Building standard paint, the color of which to be selected by Tenant from Building standard colors, with the interior office wood doors and frames to be changed to white.

Notwithstanding the foregoing, after the execution hereof, Landlord shall prepare construction drawings, based on the Tenant Approved Plan and the other work described in items i. through iii. above, as required to obtain governmental permits for the construction of the improvements and for Contractor to secure complete bids from qualified contractors to construct the improvements. Tenant shall promptly submit to Landlord (but in no event later than three (3) Business Days after Landlord's request) any information required by Landlord to complete such construction drawings. The construction drawings, as approved in writing by Tenant and Landlord, are hereinafter called the "**Final Plans**" and the improvements to be constructed in accordance with the Final Plans are hereinafter called the "**Tenant Improvements**."

b. Construction; Substantial Completion. Landlord shall cause Contractor to commence the construction of the Tenant Improvements as soon as is reasonably possible after approval of the Final Plans. Notwithstanding anything to the contrary herein, Landlord and Tenant shall cooperate with each other to resolve any space plan issues raised by applicable local building codes. The Tenant Improvements shall be deemed to be "**Substantially Completed**" when (i) they have, in Landlord's and Tenant's reasonable judgment, been completed in accordance with the Final Plans, subject only to correction or completion of "Punch List" items, which items shall be limited to minor items of incomplete or defective work or materials or mechanical maladjustments that are of such a nature that they do not materially interfere with or impair Tenant's use of the Premises for Tenant's business and (ii) the Premises are in compliance with all Legal Requirements (including, without limitation, Title III of the Americans with Disabilities Act) with which the Premises must comply in order for Tenant to occupy the Premises for general office purposes in a normal and customary manner (but without regard to Tenant's particular employees requiring special physical accommodations, if any).

c. Changes. If Tenant requests any change, addition or alteration in or to the Tenant Approved Plan, or once, approved, the Final Plans ("**Changes**"), such Changes shall be subject to Landlord's reasonable approval. As soon as practicable, Landlord shall notify Tenant of the estimated cost of the Change. Within three (3) Business Days after receipt of such cost estimate, Tenant shall notify Landlord in writing whether Tenant approves the Change. If Tenant approves the Change, Landlord shall proceed with the Change and Tenant shall be liable for any additional cost resulting from the Change, which cost shall be payable, at Landlord's option, either prior to commencement of work on the Change or during the course of construction. If Tenant fails to approve the Change within such three (3) Business Day period, the requested Change shall not be incorporated into the Tenant Improvements.

d. Tenant Delays. Tenant shall be responsible for, and shall pay to Landlord, any and all costs and expenses incurred by Landlord in connection with any delay in the commencement or completion of any Tenant Improvements and any increase in the cost of Tenant Improvements caused by (i) any Changes requested by Tenant in the Tenant Approved Plan or the Final Plans (including any cost or delay resulting from proposed changes that are not ultimately made), (ii) any failure by Tenant to timely pay any amounts due from Tenant hereunder, including any additional costs resulting from any Change (it being acknowledged that if Tenant fails to make or otherwise delays making such payments, Landlord may stop work on the Tenant Improvements rather than incur costs which Tenant is obligated to fund but has not yet funded and any delay from such a work stoppage will be a Tenant Delay), (iii) the inclusion in the Tenant Improvements of any so-called "long lead" materials (such as fabrics, paneling, carpeting or other items that are not readily available within industry standard lead times (e.g., custom made items that require time to procure beyond that customarily required for standard items, or items that are currently out of stock and will require extra time to back order) and for which suitable substitutes exist), (iv) Tenant's failure to respond within three (3) Business Days to reasonable inquiries by Landlord or Contractor regarding the construction of the Tenant Improvements, or (v) any other delay requested or caused by Tenant. Each of the foregoing is referred to herein as a "**Tenant Delay**."

e. Early Access. Notwithstanding anything to the contrary in this Lease, Tenant may, during the seven (7) day period prior to the Substantial Completion of Tenant Improvements, enter the Premises at any reasonable time for the purpose of installing telephones, electronic communication or related equipment, fixtures, furniture and equipment, provided that Tenant shall be solely responsible for any of such equipment, fixtures, furniture or material and for any loss or damage thereto from any cause whatsoever, excluding only the gross negligence or deliberate misconduct of Landlord or Landlord's contractors. Such early access to the Premises and such installation shall be permitted only to the extent that Landlord determines that such early access and installation activities will not delay Landlord's Substantial Completion of the Tenant Improvements. Landlord and Tenant shall cooperate in the scheduling of Tenant's early access to the Premises and of Tenant's installation activities in an attempt to maximize the benefits to Tenant of this Paragraph 4.e. without interfering with Landlord's completion of the construction of the Tenant Improvements. The provisions of the final grammatical paragraph of Paragraph 8.a. below, the provisions of Paragraph 9.a. below, and the provisions of Paragraphs 14 and 15 below shall apply in full during the period of any such early entry, and Tenant shall (i) provide certificates of insurance evidencing the existence and amounts of liability insurance carried by Tenant and its agents and contractors, reasonably satisfactory to Landlord, prior to such early entry, and (ii) comply with all applicable Legal Requirements applicable to such early entry work in the Premises. No Monthly Rent or Additional Rent shall accrue or be due under Paragraphs 5 or 7 hereof for such early access period.

5. Monthly Rent.

a. Commencing as of the Commencement Date, and continuing thereafter on or before the first day of each calendar month during the term hereof, Tenant shall pay to Landlord, as monthly rent for the Premises, the Monthly Rent specified in Paragraph 2 above. If Tenant's obligation to pay Monthly Rent hereunder commences on a day other than the first day of a calendar month, or if the term of this Lease terminates on a day other than the last day of a calendar month, then the Monthly Rent payable for such partial month shall be appropriately prorated on the basis of a thirty (30)-day month. Monthly Rent and the Additional Rent specified in Paragraph 7 shall be paid by Tenant to Landlord, in advance, without deduction, offset, prior notice or demand (except as otherwise expressly provided in this Lease), in immediately available funds of lawful money of the United States of America, or by good check as described below, to the lockbox location designated by Landlord, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments made by check must be drawn either on a California financial institution or on a financial institution that is a member of the federal reserve system. Notwithstanding the foregoing, Tenant shall pay to Landlord together with Tenant's execution of this Lease an amount equal to the Monthly Rent payable for the first full calendar month of the Lease term after Tenant's obligation to pay Monthly Rent shall have commenced hereunder, which amount shall be applied to the Monthly Rent first due and payable hereunder. Further, if the date of Substantial Completion of the Tenant Improvements is delayed as a result of a Tenant Delay, then Tenant's obligation to pay rent for the Premises shall be accelerated by the number of days of such delay.

b. All amounts payable by Tenant to Landlord under this Lease, or otherwise payable in connection with Tenant's occupancy of the Premises, in addition to the Monthly Rent hereunder and Additional Rent under Paragraph 7, shall constitute rent owed by Tenant to Landlord hereunder.

c. Any rent not paid by Tenant to Landlord within five (5) Business Days following written notice to Tenant that such sum is past due shall bear interest from the date due to the date of payment by Tenant at an annual rate of interest (the "**Interest Rate**") equal to the lesser of (i) twelve percent (12%) per annum or (ii) the maximum annual interest rate allowed by law on such due date for business loans (not primarily for personal, family or household purposes) not exempt from the usury law; except that Landlord shall only be required to give two (2) such notices in any calendar year, and after two (2) such notices are given, any failure by Tenant in such calendar year to pay Monthly Rent, Additional Rent or any other amount due hereunder on the date due will subject Tenant to the default interest at the Interest Rate, without the requirement of notice from Landlord of such failure.

d. No security or guaranty which may now or hereafter be furnished to Landlord for the payment of rent due hereunder or for the performance by Tenant of the other terms of this Lease shall in any way be a bar or defense to any of Landlord's remedies under this Lease or at law.

6. Security Deposit. Upon execution of this Lease, Tenant shall pay to Landlord the Security Deposit specified in Paragraph 2.d. above as security for Tenant's performance of all of Tenant's covenants and obligations under this Lease; provided, however, that the Security Deposit is not an advance rent deposit or an advance payment of any other kind, nor a measure of Landlord's

damages upon Tenant's default. Landlord shall not be required to segregate the Security Deposit from its other funds and no interest shall accrue or be payable to Tenant with respect thereto. Landlord may (but shall not be required to) use the Security Deposit or any portion thereof to cure any Event of Default or to compensate Landlord for any damage Landlord incurs as a result of Tenant's failure to perform any of its covenants or obligations hereunder, it being understood that any use of the Security Deposit shall not constitute a bar or defense to any of Landlord's remedies under this Lease or at law. In such event and upon written notice from Landlord to Tenant specifying the amount of the Security Deposit so utilized by Landlord and the particular purpose for which such amount was applied, Tenant shall immediately deposit with Landlord an amount sufficient to return the Security Deposit to an amount equal to the amount specified in Paragraph 2.d. above. Tenant's failure to make such payment to Landlord within five (5) Business Days of Landlord's notice shall constitute an Event of Default. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return to Tenant the Security Deposit or the balance thereof then held by Landlord; provided, however, that in no event shall any such return be construed as an admission by Landlord that Tenant has performed all of its covenants and obligations hereunder. No holder of a Superior Interest (as defined in Paragraph 21 below), nor any purchaser at any judicial or private foreclosure sale of the Real Property or any portion thereof, shall be responsible to Tenant for the Security Deposit unless and only to the extent such holder or purchaser shall have actually received the same. Tenant hereby unconditionally and irrevocably waives the benefits and protections of California Civil Code Section 1950.7, and, without limitation of the scope of such waiver, acknowledges that Landlord may use all or any part of the Security Deposit to compensate Landlord for damages resulting from termination of this Lease and the tenancy created hereunder (including, without limitation, damages recoverable under California Civil Code Section 1951.2).

Notwithstanding anything to the contrary above, if additional space is added to the Premises after the date hereof, then the amount of the Security Deposit provided for above shall, effective as of the Lease commencement date as to the subject additional space, be increased so that, based on the new total rentable square footage of the Premises (with the additional space added thereto) the amount of the Security Deposit is the same amount per rentable square foot of the Premises that was in effect on the date immediately prior to the date the subject additional space was added to the Premises.

7. Additional Rent: Increases in Operating Expenses and Tax Expenses.

a. Operating Expenses. Tenant shall pay to Landlord, at the times hereinafter set forth, Tenant's Share, as specified in Paragraph 2.e. above, of any increase in the Operating Expenses (as defined below) incurred by Landlord in each calendar year subsequent to the Base Year specified in Paragraph 2.f. above, over the Operating Expenses incurred by Landlord during the Base Year. The amounts payable under this Paragraph 7.a. and Paragraph 7.b. below are termed "**Additional Rent**" herein.

The term "**Operating Expenses**" shall mean the total costs and expenses incurred by Landlord in connection with the management, operation, maintenance, repair and ownership of the Real Property, including, without limitation, the following costs: (1) salaries, wages, bonuses and other compensation (including hospitalization, medical, surgical, retirement plan, pension plan, union dues, life insurance, including group life insurance, welfare and other fringe benefits, and vacation, holidays and other paid absence benefits) relating to employees of Landlord or its agents engaged in the operation, repair, or maintenance of the Real Property; (2) payroll, social security, workers' compensation, unemployment and similar taxes with respect to such employees of Landlord or its agents, and the cost of providing disability or other benefits imposed by law or otherwise, with respect to such employees; (3) the cost of uniforms (including the cleaning, replacement and pressing thereof) provided to such employees; (4) premiums and other charges incurred by Landlord with respect to fire, other casualty, rent and liability insurance, any other insurance as is deemed necessary or advisable in the reasonable judgment of Landlord, or any insurance required by the holder of any Superior Interest (as defined in Paragraph 21 below), and, after the Base Year, costs of repairing an insured casualty to the extent of the deductible amount under the applicable insurance policy; except that Landlord shall not include in Operating Expenses any insurance premium increase that resulted from the gross negligence or willful misconduct of Landlord or its agents; (5) water charges and sewer rents or fees; (6) license, permit and inspection fees; (7) sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Real Property and Building systems and equipment; (8) telephone, telegraph, postage, stationery supplies and other expenses incurred in connection with the operation, maintenance, or repair of the Real Property; (9) commercially reasonable management fees; (10) costs of repairs to and maintenance of the Real Property, including building systems and appurtenances thereto and normal repair and replacement of worn-out equipment, facilities and installations, but excluding the replacement of major building systems (except to the extent provided in (16) and (17) below); (11) fees and expenses for janitorial, window cleaning, guard, extermination, water treatment, rubbish removal, plumbing and other services and inspection or service contracts for elevator, electrical,

mechanical, HVAC and other building equipment and systems or as may otherwise be necessary or proper for the operation, repair or maintenance of the Real Property (provided, however, that if the cost of any such service for the Base Year is greater than the cost of such service in subsequent year(s) of the Lease term due to unusual increases or fluctuations in the rate or scope of such service in the Base Year and such unusual increases or fluctuations are not present in the applicable subsequent year(s), Operating Expenses for the Base Year may be adjusted, for purposes of determining the Operating Expenses payable by Tenant in the applicable subsequent year(s), to reflect what the cost of such service would have been in the Base Year had the normal rates and scope of service applied); (12) costs of supplies, tools, materials, and equipment used in connection with the operation, maintenance or repair of the Real Property; (13) accounting, legal and other professional fees and expenses; (14) fees and expenses for painting the exterior or the public or common areas of the Building and the cost of maintaining the sidewalks, landscaping and other common areas of the Real Property; (15) costs and expenses for electricity, chilled water, air conditioning, water for heating, gas, fuel, steam, heat, lights, power and other energy related utilities required in connection with the operation, maintenance and repair of the Real Property (provided, however, that if the cost of any energy related utility for the Base Year is greater than the cost of such utility in subsequent year(s) of the Lease term due to unusual increases or fluctuations in the rate for such utility in the Base Year and such unusual increases or fluctuations are not present in the applicable subsequent year(s), Operating Expenses for the Base Year may be adjusted, for purposes of determining the Operating Expenses payable by Tenant in the applicable subsequent year(s), to reflect what the cost of such utility would have been in the Base Year had normal rates applied); (16) the cost of any capital improvements made by Landlord to the Real Property or capital assets acquired by Landlord after the Base Year in order to comply with any local, state or federal law, ordinance, rule, regulation, code or order of any governmental entity or insurance requirement (collectively, "**Legal Requirement**") with which the Real Property was not required to comply during the Base Year, or to comply with any amendment or other change to the enactment or interpretation of any Legal Requirement from its enactment or interpretation during the Base Year; (17) the cost of any capital improvements made by Landlord to the Building or capital assets acquired by Landlord after the Base Year for the protection of the health and safety of the occupants of the Real Property or that are designed to reduce other Operating Expenses; (18) the cost of furniture, draperies, carpeting, landscaping and other customary and ordinary items of personal property (excluding paintings, sculptures and other works of art) provided by Landlord for use in common areas of the Building or the Real Property or in the Building office (to the extent that such Building office is dedicated to the operation and management of the Real Property); provided, however, that leasing or rental costs of a rotating or other art program for the common areas of the Building or the Real Property shall be included in Operating Expenses; (19) any expenses and costs resulting from substitution of work, labor, material or services in lieu of any of the above itemizations, or for any additional work, labor, services or material resulting from compliance with any Legal Requirement applicable to the Real Property or any parts thereof; and (20) Building office rent or rental value. If the Real Property is or becomes subject to any covenants, conditions or restrictions, reciprocal easement agreement, common area declaration or similar agreement, then Operating Expenses shall include all fees, costs or other expenses allocated to the Real Property under such agreement. With respect to the costs of items included in Operating Expenses under (16) and (17), such costs shall be amortized over a reasonable period, as determined by Landlord, together with interest on the unamortized balance at a rate per annum equal to three (3) percentage points over the six-month United States Treasury bill rate in effect at the time such item is constructed or acquired, or at such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing or acquiring such item, but in either case not more than the maximum rate permitted by law at the time such item is constructed or acquired.

Notwithstanding the foregoing, Operating Expenses shall not include the following: (i) depreciation on the Building or equipment or systems therein; (ii) financing or refinancing costs, including all interest, principal, points and other fees or expenses incurred in the application for or obtaining any loan; (iii) rental under any ground or underlying lease; (iv) interest (except as expressly provided in this Paragraph 7.a.); (v) Tax Expenses (as defined in Paragraph 7.b. below); (vi) attorneys' and other professional fees and expenses incurred in connection with lease negotiations with current or prospective Building tenants, lease disputes with past, current or prospective Building tenants, the enforcement of leases affecting the Real Property, the sale or refinancing of all or any part of the Real Property, the defense of Landlord's title to or interest in the Real Property, or disputes with past, current or prospective employees of Landlord or Landlord's agents; (vii) the cost (including any amortization thereof) of any equipment, improvements or alterations which would be properly classified as capital expenditures according to generally accepted property management practices (except to the extent expressly included in Operating Expenses pursuant to Paragraphs 7.a.(16) and (17) above); (viii) the cost (including architectural, engineering and permit costs) of decorating, improving for tenant occupancy, painting or redecorating portions of the Building to be demised to tenants; (ix) wages, salaries, benefits or other similar compensation paid to executive employees of Landlord or Landlord's agents above the rank of Property Manager or the cost of labor and employees with respect to personnel not located at the Building on a full-time basis unless such costs are appropriately allocated between the Building and the other responsibilities of such personnel; (x)

advertising and promotional expenditures; (xi) real estate broker's or other leasing or sales commissions; (xii) penalties or other costs incurred and actually paid by Landlord due to a violation by Landlord of any or all of the terms and conditions of this Lease or any other lease relating to the Building, except to the extent such costs reflect costs that would have been incurred by Landlord absent such violation; (xiii) subject to the provisions of item (4) above, repairs and other work occasioned by fire, windstorm or other casualty, to the extent Landlord is reimbursed by insurance proceeds, and other work paid from insurance or condemnation; (xiv) overhead and profit increments paid to subsidiaries or affiliates of Landlord for management or other services on or to the Building or for supplies or other materials to the extent that the cost of the services, supplies or materials materially exceed the amounts normally payable for similar goods and services under similar circumstances (taking into account the market factors in effect on the date any relevant contracts were negotiated) in comparable buildings in the John Wayne Airport area marketplace; (xv) charitable and political contributions; (xvi) the cost of any hazardous substance abatement, removal, or other remedial activities, provided, however, Operating Expenses may include the costs attributable to those minor abatement, removal, or other remedial activities taken by Landlord in connection with the ordinary operation and maintenance of the Building, including costs of cleaning up any minor chemical spills, when such removal or spill is directly related to such ordinary maintenance and operation; or (xvii) Landlord's general corporate overhead and administrative expense.

b. Tax Expenses. Tenant shall pay to Landlord as Additional Rent under this Lease, at the times hereinafter set forth, Tenant's Share, as specified in Paragraph 2.e. above, of any increase in Tax Expenses (as defined below) incurred by Landlord in each calendar year subsequent to the Base Year specified in Paragraph 2.f. above, over Tax Expenses incurred by Landlord during the Base Year. Notwithstanding the foregoing, if any reassessment, reduction or recalculation of any item included in Tax Expenses during the term results in a reduction of Tax Expenses, then for purposes of calculating Tenant's Share of increases in Tax Expenses from and after the calendar year in which such adjustment occurs, Tax Expenses for the Base Year shall be adjusted to reflect such reduction.

The term "**Tax Expenses**" shall mean all taxes, assessments (whether general or special), excises, transit charges, housing fund assessments or other housing charges, improvement districts, levies or fees, ordinary or extraordinary, unforeseen as well as foreseen, of any kind, which are assessed, levied, charged, confirmed or imposed on the Real Property, on Landlord with respect to the Real Property, on the act of entering into leases of space in the Real Property, on the use or occupancy of the Real Property or any part thereof, with respect to services or utilities consumed in the use, occupancy or operation of the Real Property, on any improvements, fixtures and equipment and other personal property of Landlord located in the Real Property and used in connection with the operation of the Real Property, or on or measured by the rent payable under this Lease or in connection with the business of renting space in the Real Property, including, without limitation, any gross income tax or excise tax levied with respect to the receipt of such rent, by the United States of America, the State of California, the County of Orange, the City of Irvine, any political subdivision, public corporation, district or other political or public entity or public authority, and shall also include any other tax, fee or other excise, however described, which may be levied or assessed in lieu of, as a substitute (in whole or in part) for, or as an addition to, any other Tax Expense. Tax Expenses shall include reasonable attorneys' and professional fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Tax Expenses. If it shall not be lawful for Tenant to reimburse Landlord for any increase in Tax Expenses as defined herein, the Monthly Rent payable to Landlord prior to the imposition of such increases in Tax Expenses shall be increased to net Landlord the same net Monthly Rent after imposition of such increases in Tax Expenses as would have been received by Landlord prior to the imposition of such increases in Tax Expenses.

Tax Expenses shall not include income, franchise, transfer, inheritance or capital stock taxes, unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord in lieu of, as a substitute (in whole or in part) for, or as an addition to, any other charge which would otherwise constitute a Tax Expense.

c. Adjustment for Occupancy Factor; Allocation of Operating Expenses and Tax Expenses. Notwithstanding any other provision herein to the contrary, in the event the Building is not at least ninety-five percent (95%) occupied during the Base Year or any calendar year during the term, an adjustment shall be made by Landlord in computing Operating Expenses for such year so that the Operating Expenses shall be computed for such year as though the Building had been ninety-five percent (95%) occupied during such year. In addition, if any particular work or service includable in Operating Expenses is not furnished to a tenant who has undertaken to perform such work or service itself, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would have been incurred if Landlord had furnished such work or service to such tenant. The parties agree that statements in this Lease to the effect that Landlord is to perform certain of its obligations hereunder at its own or sole cost and expense shall not be

interpreted as excluding any cost from Operating Expenses or Tax Expenses if such cost is an Operating Expense or Tax Expense pursuant to the terms of this Lease.

Landlord shall have the right to equitably allocate some or all of Operating Expenses among particular classes or groups of tenants in the Building (for example, retail tenants) to reflect Landlord's good faith determination that measurably different amounts or types of services, work or benefits associated with Operating Expenses are being provided to or conferred upon such classes or groups. Further, Landlord shall have the right from time to time, to equitably allocate some or all of the Operating Expenses and/or Tax Expenses among different buildings of the Project. In such event, Landlord shall reasonably determine a method of allocating such Operating Expenses and/or Tax Expenses attributable to such other buildings of the Project to the Building and Tenant shall be responsible for paying its proportionate share of such expenses.

d. Intention Regarding Expense Pass-Through. It is the intention of Landlord and Tenant that the Monthly Rent paid to Landlord throughout the term of this Lease shall be absolutely net of all increases, respectively, in Tax Expenses and Operating Expenses over, respectively, Tax Expenses for the Base Year and Operating Expenses for the Base Year, and the foregoing provisions of this Paragraph 7 are intended to so provide.

e. Notice and Payment. On or before the first day of each calendar year during the term hereof subsequent to the Base Year, or as soon as practicable thereafter, Landlord shall give to Tenant notice of Landlord's estimate of the Additional Rent, if any, payable by Tenant pursuant to Paragraphs 7.a. and 7.b. for such calendar year subsequent to the Base Year. On or before the first day of each month during each such subsequent calendar year, Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated Additional Rent; provided, however, that if Landlord's notice is not given prior to the first day of any calendar year Tenant shall continue to pay Additional Rent on the basis of the prior year's estimate until the month after Landlord's notice is given. If at any time it appears to Landlord that the Additional Rent payable under Paragraphs 7.a. and/or 7.b. will vary from Landlord's estimate by more than five percent (5%), Landlord may, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon the revised estimate. On the first monthly payment date after any new estimate is delivered to Tenant, Tenant shall also pay any accrued cost increases, based on such new estimate.

f. Annual Accounting. Within one hundred fifty (150) days after the close of each calendar year subsequent to the Base Year, or as soon after such one hundred fifty (150) day period as practicable, Landlord shall deliver to Tenant a statement of the Additional Rent payable under Paragraphs 7.a. and 7.b. for such year. If the annual statement shows that Tenant's payments of Additional Rent for such calendar year pursuant to Paragraph 7.e. above exceeded Tenant's obligations for the calendar year, Landlord shall credit the excess to the next succeeding installments of estimated Additional Rent. If the annual statement shows that Tenant's payments of Additional Rent for such calendar year pursuant to Paragraph 7.e. above were less than Tenant's obligation for the calendar year, Tenant shall pay the deficiency to Landlord within ten (10) days after delivery of such statement.

Landlord's annual statement shall be final and binding upon Landlord and Tenant unless either party, within four (4) months after Tenant's receipt thereof, shall contest or correct, as applicable, any item therein by giving written notice to the other, specifying each item contested or corrected, as applicable, and the reason therefor. Landlord and Tenant shall endeavor in good faith to resolve any issues raised by Tenant with regard to Operating Expenses and Taxes Expenses covered by the annual statement and, in connection therewith, Landlord shall provide Tenant with pertinent information reasonably required for Tenant to review the contested items covered by the annual statement. Notwithstanding the foregoing, Tenant's right to contest any portion of the annual statement shall be conditioned upon (i) Tenant having paid the total amounts billed by Landlord under this Paragraph 7 within the time stipulated in Paragraph 7.e. above and this Paragraph 7.f. for payment (including, without limitation, the contested amounts) and (ii) Tenant executing a non-disclosure agreement on Landlord's customary form providing for Tenant to keep confidential the information delivered to Tenant and the results of any such contest or any action taken by Landlord in response thereto. If Tenant's challenge of an annual statement results in the agreement by Landlord and Tenant that there was an aggregate overstatement of Operating Expenses of five percent (5%) or more (or, in the absence of such agreement, such overstatement is confirmed by a court of competent jurisdiction or such other dispute resolution mechanism as to which the parties mutually agree in writing), then Landlord shall bear Tenant's reasonable out of pocket costs of conducting the challenge. Notwithstanding anything to the contrary above, the Tax Expenses included in any such annual statement may be modified by any subsequent adjustment or retroactive application of Tax Expenses by the taxing authority affecting the calculation of such Tax Expenses.

g. Proration for Partial Lease Year. If this Lease commences on a day other than the first day of a calendar year or terminates on a day other than the last day of a calendar year,

the Additional Rent payable by Tenant pursuant to this Paragraph 7 applicable to the such partial calendar year shall be prorated on the basis that the number of days of such partial calendar year bears to three hundred sixty (360).

8. Use of Premises; Compliance with Law.

a. Use of Premises. The Premises may be used solely for general office purposes for the initial contemplated use of the Premises described in Paragraph 2.g. above or for any other general office use consistent with the operation of the Building as a first-class office building, provided in no event may the use of the Premises be changed to (1) a use which materially increases the operating costs for the Building, the burden on the Building services, or the foot traffic, elevator usage or security concerns in the Building, or which creates an increased probability of the comfort and/or safety of the Landlord or other tenants of the Building being compromised or reduced, or (2) use as a school or training facility, an entertainment, sports or recreation facility, retail sales to the public, a personnel or employment agency, an office or facility of any governmental or quasi-governmental agency or authority, a place of public assembly (including without limitation a meeting center, theater or public forum), any use by or affiliation with a foreign government (including without limitation an embassy or consulate or similar office), or a facility for the provision of social, welfare or clinical health services or sleeping accommodations (whether temporary, daytime or overnight), or (3) a use which may conflict with any exclusive uses granted to other tenants of the Real Property, or with the terms of any easement, covenant, condition or restriction, or other agreement affecting the Real Property. Upon Tenant's written request from time to time, Landlord shall advise Tenant as to whether a particular proposed use would conflict with any then existing exclusive right or use restriction affecting the Real Property.

Tenant shall not do or suffer or permit anything to be done in or about the Premises or the Project, nor bring or keep anything therein, which would in any way subject Landlord, Landlord's agents or the holder of any Superior Interest (as defined in Paragraph 21) to any liability, increase the premium rate of or affect any fire, casualty, liability, rent or other insurance relating to the Project or any of the contents of the Building, or cause a cancellation of, or give rise to any defense by the insurer to any claim under, or conflict with, any policies for such insurance. If any act or omission of Tenant results in any such increase in premium rates, Tenant shall pay to Landlord upon demand the amount of such increase. Tenant shall not do or suffer or permit anything to be done in or about the Premises or the Project which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them, or use or suffer or permit the Premises to be used for any immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain, suffer or permit any nuisance in, on or about the Premises or the Project. Without limiting the foregoing, no loudspeakers or other similar device which can be heard outside the Premises shall, without the prior written approval of Landlord, be used in or about the Premises. Tenant shall not commit or suffer to be committed any waste in, to or about the Premises. Landlord may from time to time conduct fire and life safety training for tenants of the Building, including evacuation drills and similar procedures. Tenant agrees to participate in such activities as reasonably requested by Landlord.

Tenant agrees not to employ any person, entity or contractor for any work in the Premises (including moving Tenant's equipment and furnishings in, out or around the Premises) whose presence may give rise to a labor or other disturbance in the Building and, if necessary to prevent such a disturbance in a particular situation, Landlord may require Tenant to employ union labor for the work.

b. Compliance with Law. Tenant shall not do or permit anything to be done in or about the Premises which will in any way conflict with any Legal Requirement (as defined in Paragraph 7.a.(16) above) now in force or which may hereafter be enacted. Tenant, at its sole cost and expense, shall promptly comply with all such present and future Legal Requirements relating to the condition, use or occupancy of the Premises, and shall perform all work to the Premises or other portions of the Project required to effect such compliance (or, at Landlord's election, Landlord may perform such work at Tenant's cost). Notwithstanding the foregoing, however, Tenant shall not be required to perform any structural changes to the Premises or other portions of the Project unless such changes are related to or affected or triggered by (i) Tenant's Alterations (as defined in Paragraph 9 below), (ii) Tenant's particular use of the Premises (as opposed to Tenant's use of the Premises for general office purposes in a normal and customary manner), (iii) Tenant's particular employees or employment practices, or (iv) the construction of initial improvements to the Premises, if any. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether or not Landlord is a party thereto, that Tenant has violated any Legal Requirement shall be conclusive of that fact as between Landlord and Tenant. Tenant shall immediately furnish Landlord with any notices received from any insurance company or governmental agency or inspection bureau regarding any unsafe or unlawful conditions within the Premises or the violation of any Legal Requirement. Upon Landlord's written request, Tenant shall deliver to Landlord, in form

reasonably acceptable to Landlord, information relating to Tenant's electricity consumption at the Premises or any other matter related to Tenant's occupancy to the extent such requested information is required in order for Landlord to comply with reporting requirements imposed upon Landlord by any federal, state or local law regarding energy use or any other matter.

Subject to Tenant's obligations above, Landlord shall be responsible for causing the Building to comply with any and all Legal Requirements (including without limitation Title III of the Americans with Disabilities Act) with which the Building must comply in order for Tenant to occupy the Premises for the purposes leased and to use the common areas of the Project that are reasonably anticipated to be utilized by Tenant during the term of this Lease. The costs of such compliance shall be included in Operating Expenses to the extent permitted under Paragraph 7.a. above.

c. Hazardous Materials. Tenant shall not cause or permit the storage, use, generation, release, handling or disposal (collectively, "**Handling**") of any Hazardous Materials (as defined below), in, on, or about the Premises or the Project by Tenant or any agents, employees, contractors, licensees, subtenants, customers, guests or invitees of Tenant (collectively with Tenant, "**Tenant Parties,**" and each individually, a "**Tenant Party**"), except that Tenant shall be permitted to use normal quantities of office supplies or products (such as copier fluids or cleaning supplies) customarily used in the conduct of general business office activities ("**Common Office Chemicals**"), provided that the Handling of such Common Office Chemicals shall comply at all times with all Legal Requirements, including Hazardous Materials Laws (as defined below). Notwithstanding anything to the contrary contained herein, however, in no event shall Tenant permit any usage of Common Office Chemicals in a manner that may cause the Premises or the Project to be contaminated by any Hazardous Materials or in violation of any Hazardous Materials Laws. Tenant shall immediately advise Landlord in writing of (a) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any Hazardous Materials Laws relating to any Hazardous Materials affecting the Premises; and (b) all claims made or threatened by any third party against Tenant, Landlord, the Premises or the Project relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any Hazardous Materials on or about the Premises. Without Landlord's prior written consent, Tenant shall not take any remedial action or enter into any agreements or settlements in response to the presence of any Hazardous Materials in, on, or about the Premises. Tenant shall be solely responsible for and shall indemnify, defend and hold Landlord and all other Indemnitees (as defined in Paragraph 14.b. below), harmless from and against all Claims (as defined in Paragraph 14.b. below), arising out of or in connection with, or otherwise relating to (i) any Handling of Hazardous Materials by any Tenant Party or Tenant's breach of its obligations hereunder, or (ii) any removal, cleanup, or restoration work and materials necessary to return the Project or any other property of whatever nature located on the Project to their condition existing prior to the Handling of Hazardous Materials in, on or about the Premises by any Tenant Party. Tenant's obligations under this paragraph shall survive the expiration or other termination of this Lease. For purposes of this Lease, "**Hazardous Materials**" means any explosive, radioactive materials, hazardous wastes, or hazardous substances, including without limitation asbestos containing materials, PCB's, CFC's, or substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. Section 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901-6987; or any other Legal Requirement regulating, relating to, or imposing liability or standards of conduct concerning any such materials or substances now or at any time hereafter in effect (collectively, "**Hazardous Materials Laws**"). Notwithstanding anything to the contrary herein or elsewhere in this Lease, in no event shall Tenant be responsible or liable to Landlord or any other Indemnitee for any violation of any Hazardous Materials Laws occurring prior to the Commencement Date.

To the best of Landlord's actual knowledge (which for purposes hereof is limited to the actual knowledge of Mariellen Ignelzi-Smith, the property manager for the Real Property), as of the date hereof, neither the Premises nor the Premises are in violation of any Hazardous Materials Laws. Throughout the Lease term, Landlord shall operate the Building in compliance with all applicable Hazardous Materials Laws. The costs of such compliance shall be included in Operating Expenses only to the extent expressly permitted under Paragraph 7.a. above. Notwithstanding the foregoing, if the violation of Hazardous Materials Laws is located outside of the Premises and is the responsibility of another tenant of the Building to correct, then Landlord shall use commercially reasonable efforts to cause such tenant to promptly correct the violation (any such cost involved in requiring a third party tenant to comply with its obligations with respect to Hazardous Materials Laws shall not be included within Operating Expenses).

d. Applicability of Paragraph. The provisions of this Paragraph 8 are for the benefit of Landlord, the holder of any Superior Interest (as defined in Paragraph 21 below), and the other Indemnitees only and are not nor shall they be construed to be for the benefit of any tenant or occupant of the Building.

9. Alterations and Restoration.

a. Tenant shall not make or permit to be made any alterations, modifications, additions, decorations or improvements to the Premises, or any other work whatsoever that would directly or indirectly involve the penetration or removal (whether permanent or temporary) of, or require access through, in, under, or above any floor, wall or ceiling, or surface or covering thereof in the Premises (collectively, "**Alterations**"), except as expressly provided in this Paragraph 9. If Tenant desires any Alteration, Tenant must obtain Landlord's prior written approval of such Alteration.

All Alterations shall be made at Tenant's sole cost and expense (including the expense of complying with all present and future Legal Requirements, including those regarding asbestos, if applicable, and any other work required to be performed in other areas within or outside the Premises by reason of the Alterations). Tenant shall either (i) arrange for Landlord to perform the work on terms and conditions acceptable to Landlord and Tenant, each in its sole discretion or (ii) bid the project out to contractors approved by Landlord in writing in advance (which approval shall not be unreasonably withheld). Tenant shall provide Landlord with a copy of the information submitted to bidders at such time as the bidders receive their copy. Regardless of the contractors who perform the work pursuant to the above, Tenant shall pay Landlord on demand prior to or during the course of such construction an amount (the "**Alteration Operations Fee**") equal to five percent (5%) of the total cost of the Alteration (and for purposes of calculating the Alteration Operations Fee, such cost shall include architectural and engineering fees, but shall not include permit fees) as compensation to Landlord for Landlord's internal review of Tenant's Plans and general oversight of the construction (which oversight shall be solely for the benefit of Landlord and shall in no event be a substitute for Tenant's obligation to retain such project management or other services as shall be necessary to ensure that the work is performed properly and in accordance with the requirements of this Lease). Tenant shall also reimburse Landlord for Landlord's actual and reasonable out-of-pocket expenses, such as additional cleaning expenses and/or security services (if applicable), and fees and charges paid to third party architects, engineers and other consultants for review of the work and the plans and specifications with respect thereto.

All such work shall be performed diligently and in a first-class workmanlike manner and in accordance with plans and specifications approved by Landlord, and shall comply with all Legal Requirements and Landlord's construction standards, procedures, conditions and requirements for the Building as in effect from time to time (including Landlord's requirements relating to insurance and contractor qualifications). To the extent applicable, and without limitation of the foregoing, Tenant shall cause a timely Notice of Completion to be recorded in the office of the Recorder of Orange County in accordance with Section 8182 of the California Civil Code or any successor statute. Tenant shall deliver to Landlord, within thirty (30) days following the completion of the Alterations, a copy of as-built drawings of the Alterations in a form acceptable to Landlord. In no event shall Tenant employ any person, entity or contractor to perform work in the Premises whose presence may give rise to a labor or other disturbance in the Building. Default by Tenant in the payment of any sums agreed to be paid by Tenant for or in connection with an Alteration (regardless of whether such agreement is pursuant to this Paragraph 9 or separate instrument) shall entitle Landlord to all the same remedies as for non-payment of rent hereunder. Any Alterations, including, without limitation, moveable partitions that are affixed to the Premises (but excluding moveable, free standing partitions) and all carpeting, shall at once become part of the Building and the property of Landlord. Tenant shall give Landlord not less than five (5) days prior written notice of the date the construction of the Alteration is to commence. Landlord may post and record an appropriate notice of nonresponsibility with respect to any Alteration and Tenant shall maintain any such notices posted by Landlord in or on the Premises.

b. At Landlord's sole election any or all Alterations made for or by Tenant shall be removed by Tenant from the Premises at the expiration or sooner termination of this Lease and the Premises shall be restored by Tenant to their condition prior to the making of the Alterations, ordinary wear and tear excepted. The removal of the Alterations and the restoration of the Premises shall be performed by a general contractor selected by Tenant and approved by Landlord, in which event Tenant shall pay the general contractor's fees and costs in connection with such work. Any separate work letter or other agreement which is hereafter entered into between Landlord and Tenant pertaining to Alterations shall be deemed to automatically incorporate the terms of this Lease without the necessity for further reference thereto.

10. Repair.

a. Tenant, at Tenant's sole cost and expense, shall keep the Premises and every part thereof (including the interior walls and ceilings of the Premises, all above-standard electrical, plumbing or other Building facilities or distribution thereof that exclusively serve the Premises and all improvements and Alterations) in good condition and repair; provided that Tenant

shall not be responsible for repairs to the extent such repairs are (i) necessitated by the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors, or (ii) Landlord's obligation pursuant to Paragraph 10.b. below. Tenant waives all rights to make repairs at the expense of Landlord as provided by any Legal Requirement now or hereafter in effect. It is specifically understood and agreed that, except as specifically set forth in this Lease, Landlord has no obligation and has made no promises to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant. Tenant hereby waives the provisions of California Civil Code Sections 1932(1), 1941 and 1942 and of any similar Legal Requirement now or hereafter in effect.

b. Repairs to the Premises due to fire, earthquake, acts of God or the elements shall be governed by Paragraph 26 below, and repairs to the Premises due to a governmental taking shall be governed by Paragraph 27 below. Landlord shall repair the Premises if they are damaged due to item (i) described in Paragraph 10.a. above (subject to Paragraph 16 below). Further, Landlord shall repair and maintain in good condition and repair the roof, exterior walls, exterior windows of the Building and the structural portions of the Building and all Building systems, including plumbing, air conditioning, heating, electrical, life safety and other systems installed or furnished by Landlord, but excluding above-standard electrical, plumbing or other Building facilities or distribution thereof that exclusively serve the Premises; provided, however, that to the extent repairs which Landlord is required to make pursuant to this Paragraph 10.b. are necessitated by the negligence or deliberate misconduct of Tenant or Tenant's agents, employees or contractors, then Tenant shall reimburse Landlord for the cost of such repair to the extent Landlord is not reimbursed therefor by insurance. Landlord shall in no event be obligated to repair any wear and tear to the Premises.

11. Abandonment. Tenant shall not abandon the Premises or any part thereof at any time during the term hereof. Tenant's mere vacating of the Premises during the term hereof shall not constitute an abandonment under this Lease nor an Event of Default so long as Tenant continues to pay Monthly Rent, Additional Rent and all other sums due Landlord under this Lease and maintains the insurance coverage required pursuant to Paragraph 15 of this Lease. Upon the expiration or earlier termination of this Lease, or if Tenant abandons or surrenders all or any part of the Premises or is dispossessed of the Premises by process of law, or otherwise, any movable furniture, equipment, trade fixtures, or other personal property belonging to Tenant and left on the Premises shall at the option of Landlord be deemed to be abandoned and, whether or not the property is deemed abandoned, Landlord shall have the right to remove such property from the Premises and charge Tenant for the removal and any restoration of the Premises as provided in Paragraph 9. Landlord may charge Tenant for the storage of Tenant's property left on the Premises at such rates as Landlord may from time to time reasonably determine, or, Landlord may, at its option, store Tenant's property in a public warehouse at Tenant's expense. Notwithstanding the foregoing, neither the provisions of this Paragraph 11 nor any other provision of this Lease shall impose upon Landlord any obligation to care for or preserve any of Tenant's property left upon the Premises, and Tenant hereby waives and releases Landlord from any claim or liability in connection with the removal of such property from the Premises and the storage thereof and specifically waives the provisions of California Civil Code Section 1542 with respect to such release. Landlord's action or inaction with regard to the provisions of this Paragraph 11 shall not be construed as a waiver of Landlord's right to require Tenant to remove its property, restore any damage to the Premises and the Building caused by such removal, and make any restoration required pursuant to Paragraph 9 above.

12. Liens. Tenant shall not permit any mechanic's, materialman's or other liens arising out of work performed at the Premises by or on behalf of Tenant to be filed against the fee of the Real Property nor against Tenant's interest in the Premises. Landlord shall have the right to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, upon ten (10) days' written notice to Tenant, without waiving its rights based on such breach by Tenant and without releasing Tenant from any obligations hereunder, pay and satisfy the same and in such event the sums so paid by Landlord shall be due and payable by Tenant immediately without notice or demand, with interest from the date paid by Landlord through the date Tenant pays Landlord, at the Interest Rate. Tenant agrees to indemnify, defend and hold Landlord and the other Indemnitees (as defined in Paragraph 14.b. below) harmless from and against any Claims (as defined in Paragraph 14.b. below) for mechanics', materialmen's or other liens in connection with any Alterations, repairs or any work performed, materials furnished or obligations incurred by or for Tenant.

13. Assignment and Subletting.

a. Landlord's Consent. Landlord's and Tenant's agreement with regard to Tenant's right to transfer all or part of its interest in the Premises is as expressly set forth in this Paragraph 13. Tenant agrees that, except upon Landlord's prior written consent, which consent shall not (subject to Landlord's rights under Paragraph 13.d. below) be unreasonably withheld, neither this

Lease nor all or any part of the leasehold interest created hereby shall, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, be assigned, mortgaged, pledged, encumbered or otherwise transferred by Tenant or Tenant's legal representatives or successors in interest (collectively, an "**assignment**") and neither the Premises nor any part thereof shall be sublet or be used or occupied for any purpose by anyone other than Tenant (collectively, a "**sublease**"). Any assignment or subletting without Landlord's prior written consent shall, at Landlord's option, be void and shall constitute an Event of Default entitling Landlord to terminate this Lease and to exercise all other remedies available to Landlord under this Lease and at law.

The parties hereto agree and acknowledge that, among other circumstances for which Landlord may reasonably withhold its consent to an assignment or sublease, it shall be reasonable for Landlord to withhold its consent where: (i) the proposed assignee or subtenant is (x) a prospective tenant of the Project whom Landlord has submitted to, or received from, a written proposal or inquiry within the prior three (3) months regarding the leasing of space in the Project and Landlord has adequate space in the Project to meet such prospective tenant's space requirements or (y) a current tenant of the Building and Landlord has adequate available space in the Building to meet such current tenant's expansion requirements; (ii) Landlord disapproves of the proposed assignee's or subtenant's reputation or creditworthiness; (iii) Landlord determines that the character of the business that would be conducted by the proposed assignee or subtenant at the Premises, or the manner of conducting such business, would be inconsistent with the character of the Building as a first-class office building; (iv) the proposed assignee or subtenant is an entity or related to an entity with whom Landlord or any affiliate of Landlord has had adverse dealings; (v) Landlord determines that the proposed assignee may be unable to perform all of Tenant's obligations under this Lease or the proposed subtenant may be unable to perform all of its obligations under the proposed sublease; (vi) the assignment or subletting would involve a change in use from that expressly permitted under Paragraph 8.a. above; or (vii) as of the date Tenant requests Landlord's consent or as of the date Landlord responds thereto, a breach or default by Tenant under this Lease shall have occurred and be continuing. Landlord's foregoing rights and options shall continue throughout the entire term of this Lease.

For purposes of this Paragraph 13, the following events shall be deemed an assignment or sublease, as appropriate: (i) the issuance of equity interests (whether stock, partnership interests or otherwise) in Tenant or any subtenant or assignee, or any entity controlling any of them, to any person or group of related persons, in a single transaction or a series of related or unrelated transactions, such that, following such issuance, such person or group shall have Control (as defined below) of Tenant or any subtenant or assignee; (ii) a transfer of Control of Tenant or any subtenant or assignee, or any entity controlling any of them, in a single transaction or a series of related or unrelated transactions (including, without limitation, by consolidation, merger, acquisition or reorganization), except that the transfer of outstanding capital stock or other listed equity interests by persons or parties other than "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, through the "over-the-counter" market or any recognized national or international securities exchange, shall not be included in determining whether Control has been transferred; (iii) a reduction of Tenant's assets to the point that this Lease is substantially Tenant's only asset; (iv) a change or conversion in the form of entity of Tenant, any subtenant or assignee, or any entity controlling any of them, which has the effect of limiting the liability of any of the partners, members or other owners of such entity; or (v) the agreement by a third party to assume, take over, or reimburse Tenant for, any or all of Tenant's obligations under this Lease, in order to induce Tenant to lease space with such third party. "**Control**" shall mean direct or indirect ownership of fifty percent (50%) or more of all of the voting stock of a corporation or fifty percent (50%) or more of the legal or equitable interest in any other business entity, or the power to direct the operations of any entity (by equity ownership, contract or otherwise).

If this Lease is assigned, whether or not in violation of the terms of this Lease, Landlord may collect rent from the assignee. If the Premises or any part thereof is sublet, Landlord may, upon an Event of Default by Tenant hereunder, collect rent from the subtenant. In either event, Landlord may apply the amount collected from the assignee or subtenant to Tenant's monetary obligations hereunder.

The consent by Landlord to an assignment or subletting hereunder shall not relieve Tenant or any assignee or subtenant from the requirement of obtaining Landlord's express prior written consent to any other or further assignment or subletting. In no event shall any subtenant be permitted to assign its sublease or to further sublet all or any portion of its subleased premises without Landlord's prior written consent, which consent may be withheld by Landlord it its sole and absolute discretion. Neither an assignment or subletting nor the collection of rent by Landlord from any person other than Tenant, nor the application of any such rent as provided in this Paragraph 13.a. shall be deemed a waiver of any of the provisions of this Paragraph 13.a. or release Tenant from its obligation to comply with the provisions of this Lease and Tenant shall remain fully and primarily liable for all of Tenant's obligations under this Lease. If Landlord approves of an assignment or subletting hereunder and this Lease contains any renewal options, expansion options, rights of first refusal,

rights of first negotiation or any other rights or options pertaining to additional space in the Building, such rights and/or options shall not run to the subtenant or assignee, it being agreed by the parties hereto that any such rights and options are personal to the Tenant originally named herein and may not be transferred.

b. Processing Expenses. Tenant shall pay to Landlord, as Landlord's cost of processing each proposed assignment or subletting, an amount equal to the sum of (i) Landlord's reasonable attorneys' and other professional fees, plus (ii) the sum of One Thousand Dollars ($1,000.00) for the cost of Landlord's administrative, accounting and clerical time (collectively, "**Processing Costs**"), and the amount of all direct and indirect costs and expenses incurred by Landlord arising from the assignee or sublessee taking occupancy of the subject space (including, without limitation, costs of freight elevator operation for moving of furnishings and trade fixtures, security service, janitorial and cleaning service, and rubbish removal service). Notwithstanding anything to the contrary herein, Landlord shall not be required to execute Landlord's consent to an assignment or subletting until Tenant has paid to Landlord the amount of Landlord's estimate of the Processing Costs.

c. Consideration to Landlord. In the event of any assignment or sublease, whether or not requiring Landlord's consent, Landlord shall be entitled to receive, as additional rent hereunder, fifty percent (50%) of any consideration (including, without limitation, payment for leasehold improvements) paid by the assignee or subtenant for the assignment or sublease (which shall in no event be deemed to be less than the "**Leasehold Profit**", as defined below) and, in the case of a sublease, fifty percent (50%) of the excess of the amount of rent paid for the sublet space by the subtenant over the amount of Monthly Rent under Paragraph 5 above and Additional Rent under Paragraph 7 above attributable to the sublet space for the corresponding month; except that Tenant may recapture, on a straight line amortized basis over the term of the sublease or assignment, (i) brokerage commissions paid by Tenant in connection with the subletting or assignment (not to exceed commissions typically paid in the market at the time of such subletting or assignment), (ii) reasonable legal fees incurred by Tenant in connection with such assignment or subletting (provided that Tenant shall submit to Landlord evidence reasonably acceptable to Landlord of such legal fees actually paid by Tenant, which evidence shall include copies of the applicable attorney bills) and (iii) any improvement allowance or construction costs incurred by Tenant in connection with the assignment or sublease (collectively the "**Assignment or Subletting Costs**"), provided that, as a condition to Tenant recapturing the Assignment or Subletting Costs, Tenant shall provide to Landlord, within ninety (90) days of Landlord's execution of Landlord's consent to the assignment or subletting, a detailed accounting of the Assignment or Subletting Costs and supporting documents, such as receipts and construction invoices. To effect the foregoing, Tenant shall deduct from the monthly amounts received by Tenant from the subtenant or assignee as rent or consideration (i) the Monthly Rent and Additional Rent payable by Tenant to Landlord for the subject space and (ii) the incremental amount, on an amortized basis, of the Assignment or Subletting Costs, and fifty percent (50%) of the then remaining sum shall be paid promptly to Landlord. Upon Landlord's request, Tenant shall assign to Landlord all amounts to be paid to Tenant by any such subtenant or assignee and that belong to Landlord and shall direct such subtenant or assignee to pay the same directly to Landlord. If there is more than one sublease under this Lease, the amounts (if any) to be paid by Tenant to Landlord pursuant to this Paragraph 13.c. shall be separately calculated for each sublease and amounts due Landlord with regard to any one sublease may not be offset against rental and other consideration pertaining to or due under any other sublease. "**Leasehold Profit**" shall be the value allocated to the leasehold between the parties to the assignment or sublease, but in no event less than Landlord's reasonable determination of (i) in the case of an assignment, the excess of the present value of the fair market rent of the Premises for the remaining term of this Lease after such assignment, over the present value of the Monthly Rent payable hereunder for such remaining term or (ii) in the case of a sublease, the excess of the present value of the fair market rent of the Premises for the term of the sublease, over the present value of the Monthly Rent payable hereunder for such term. Upon Landlord's request, Tenant shall provide Landlord with a detailed written statement of all sums payable by the assignee or subtenant to Tenant so that Landlord can determine the total sums, if any, due from Tenant to Landlord under this Paragraph 13.c.

d. Procedures. If Tenant desires to assign this Lease or any interest therein or sublet all or part of the Premises, Tenant shall give Landlord written notice thereof and the terms proposed (the "**Sublease Notice**"), which Sublease Notice shall be accompanied by Tenant's proposed assignment or sublease agreement (in which the proposed assignee or subtenant shall be named, shall be executed by Tenant and the proposed assignee or subtenant, and which agreement shall otherwise meet the requirements of Paragraph 13.e. below), together with a current financial statement of such proposed assignee or subtenant and any other information reasonably requested by Landlord. Landlord shall have the prior right and option (to be exercised by written notice to Tenant given within twenty (20) days after receipt of Tenant's notice) (i) in the case of any proposed assignment of this Lease, to terminate this Lease in its entirety, or (ii) in the case of a proposed sublease of all or any portion of the Premises the term of which (including all renewal terms in the

sublease) will expire during the last twelve (12) months of this Lease, to terminate this Lease as it pertains to the portion of the Premises so proposed by Tenant to be sublet, or (iii) to approve or reasonably disapprove the proposed assignment or sublease. If Landlord fails to exercise any such option to sublet or to terminate, this shall not be construed as or constitute a waiver of any of the provisions of Paragraphs 13.a., b., c. or d. herein as to any future assignment or sublease. If Landlord exercises any option to terminate, any costs of demising the portion of the Premises affected by such subleasing or termination shall be borne one-half by Landlord and one-half by Tenant. In addition, Landlord shall have no liability for any real estate brokerage commission(s) or with respect to any of the costs and expenses that Tenant may have incurred in connection with its proposed assignment or subletting, and Tenant agrees to indemnify, defend and hold Landlord and all other Indemnitees harmless from and against any and all Claims (as defined in Paragraph 14.b. below), including, without limitation, claims for commissions, arising from such proposed assignment or subletting. Landlord's foregoing rights and options shall continue throughout the entire term of this Lease.

e. Documentation. No permitted assignment or subletting by Tenant shall be effective until there has been delivered to Landlord a fully executed counterpart of the assignment or sublease which expressly provides that (i) the assignee or subtenant may not further assign this Lease or the sublease, as applicable, or sublet the Premises or any portion thereof, without Landlord's prior written consent (which, in the case of a further assignment proposed by an assignee of this Lease, shall not be unreasonably withheld, subject to Landlord's rights under the provisions of this Paragraph 13, and in the case of a subtenant's assignment of its sublease or further subletting of its subleased premises or any portion thereof, may be withheld in Landlord's sole and absolute discretion), (ii) the assignee or subtenant will comply with all of the provisions of this Lease, and Landlord may enforce the Lease provisions directly against such assignee or subtenant, (iii) in the case of an assignment, the assignee assumes all of Tenant's obligations under this Lease arising on or after the date of the assignment, and (iv) in the case of a sublease, the subtenant agrees to be and remain jointly and severally liable with Tenant for the payment of rent pertaining to the sublet space in the amount set forth in the sublease, and for the performance of all of the terms and provisions of this Lease applicable to the sublet space. In addition to the foregoing, no assignment or sublease by Tenant shall be effective until there has been delivered to Landlord a fully executed counterpart of Landlord's consent to assignment or consent to sublease form. The failure or refusal of a subtenant or assignee to execute any such instrument shall not release or discharge the subtenant or assignee from its liability as set forth above. Notwithstanding the foregoing, however, no subtenant or assignee shall be permitted to occupy the Premises or any portion thereof unless and until such subtenant or assignee provides Landlord with certificates evidencing that such subtenant or assignee is carrying all insurance coverage required of such subtenant or assignee under this Lease.

f. No Merger. Without limiting any of the provisions of this Paragraph 13, if Tenant has entered into any subleases of any portion of the Premises, the voluntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies. If Landlord does elect that such surrender or cancellation operate as an assignment of such subleases or subtenancies, Landlord shall in no way be liable for any previous act or omission by Tenant under the subleases or for the return of any deposit(s) under the subleases that have not been actually delivered to Landlord, nor shall Landlord be bound by any sublease modification(s) executed without Landlord's consent or for any advance rental payment by the subtenant in excess of one month's rent.

g. Special Transfer Prohibitions. Notwithstanding anything set forth above to the contrary, Tenant may not (a) sublet the Premises or assign this Lease to any person or entity in which Landlord owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Internal Revenue Code (the "**Code**"); or (b) sublet the Premises or assign this Lease in any other manner which could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) of the Code.

h. Affiliates. Notwithstanding anything to the contrary in Paragraphs 13.a. and 13.d., but subject to Paragraphs 13.b., 13.c., 13.e. and 13.f., Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent, to any partnership, corporation or other entity which controls, is controlled by, or is under common control with Tenant or Tenant's parent (control being defined for such purposes as ownership of at least 50% of the equity interests in, and the power to direct the management of, the relevant entity), or to any partnership, corporation or other entity resulting from a merger or consolidation with Tenant or Tenant's parent, or to any person or entity which acquires all or substantially all the assets of Tenant as a going concern (including by means of a purchase of all or substantially all of Tenant's stock) (collectively, an "**Affiliate**"), provided that (i) Landlord receives at least ten (10) days' prior written notice of the assignment or subletting, together with evidence that the requirements of this Paragraph 13.h. have

been met, (ii) the Affiliate's net worth is not less than Tenant's net worth as of the date of this Lease or as of the date immediately prior to the assignment or subletting (or series of transactions of which the same is a part), whichever is greater, (iii) except in the case of an assignment where the assignor is dissolved as a matter of law following the series of transactions of which the assignment is a part (e.g. a merger) and where such assignor makes sufficient reserves for contingent liabilities (including its obligations under this Lease) as required by applicable law, the Affiliate remains an Affiliate for the duration of the subletting or the balance of the term in the event of an assignment, (iv) the Affiliate assumes (in the event of an assignment) in writing all of Tenant's obligations under this Lease, and agrees (in the event of a sublease) that such subtenant will, at Landlord's election, attorn directly to Landlord in the event that this Lease is terminated for any reason, (v) Landlord receives a fully executed copy of an assignment or sublease agreement between Tenant and the Affiliate, (vi) in the case of an assignment by means of a purchase of all or substantially all of Tenant's stock, the essential purpose of such assignment is to transfer an active, ongoing business with substantial assets in addition to this Lease, and in the case of an assignment (by any means), or a sublease, the transaction is for legitimate business purposes unrelated to this Lease and the transaction is not a subterfuge by Tenant to avoid it obligations under this Lease or the restrictions on assignment and subletting contained herein, and (vii) in the case of a sublease, the Affiliate executes and Tenant delivers to Landlord a fully executed counterpart of Landlord's waiver and acknowledgement form for an Affiliate sublease.

14. Indemnification of Landlord.

a. Landlord and the holders of any Superior Interests (as defined in Paragraph 21 below) shall not be liable to Tenant and Tenant hereby waives all claims against such parties for any loss, injury or other damage to person or property in or about the Premises or the Project from any cause whatsoever, including without limitation, water leakage of any character from the roof, walls, basement, fire sprinklers, appliances, air conditioning, plumbing or other portion of the Premises or the Project, or gas, fire, explosion, falling plaster, steam, electricity, or any malfunction within the Premises or the Project, or acts of other tenants of the Building; provided, however, that, subject to Paragraph 16 below and to the provisions of Paragraph 28 below regarding exculpation of Landlord from Special Claims, the foregoing waiver shall be inapplicable to any loss, injury or damage resulting directly from Landlord's gross negligence or willful misconduct.

b. Tenant shall hold Landlord and the holders of any Superior Interest, and the constituent shareholders, partners or other owners thereof, and all of their agents, contractors, servants, officers, directors, employees and licensees (collectively with Landlord, the "**Indemnitees**") harmless from and indemnify the Indemnitees against any and all claims, liabilities, damages, costs and expenses, including reasonable attorneys' fees and costs incurred in defending against the same (collectively, "**Claims**"), to the extent arising from (a) the acts or omissions of Tenant or any other Tenant Parties (as defined in Paragraph 8.c. above) in, on or about the Project, or (b) any construction or other work undertaken by or on behalf of Tenant in, on or about the Premises, whether prior to or during the term of this Lease, or (c) any breach or Event of Default under this Lease by Tenant, or (d) any accident, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in, on or about the Premises; except to the extent such Claims are caused directly by the gross negligence or willful misconduct of Landlord or its authorized representatives. In case any action or proceeding be brought against any of the Indemnitees by reason of any such Claim, Tenant, upon notice from Landlord, covenants to resist and defend at Tenant's sole expense such action or proceeding by counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 14.b. shall survive the expiration or earlier termination of this Lease with respect to any injury, illness, death or damage occurring prior to such expiration or termination.

15. Insurance.

a. Tenant's Insurance; Coverage Amounts. Tenant shall, at Tenant's expense, maintain during the term of this Lease (and, if Tenant occupies or conducts activities in or about the Premises prior to or after the term hereof, then also during such pre-term or post-term period): (i) commercial general liability insurance including contractual liability coverage, with minimum coverages of Five Million Dollars ($5,000,000.00) per occurrence combined single limit for bodily injury and property damage, Five Million Dollars ($5,000,000.00) for products-completed operations coverage, One Hundred Thousand Dollars ($100,000.00) fire legal liability, Five Million Dollars ($5,000,000.00) for personal and advertising injury, with a Six Million Dollars ($6,000,000.00) general aggregate limit, for injuries to, or illness or death of, persons and damage to property occurring in or about the Premises or otherwise resulting from Tenant's operations in the Building, provided that the foregoing coverage amounts may be provided through any combination of primary and umbrella/excess coverage policies; (ii) property insurance protecting Tenant against loss or damage by fire and such other risks as are insurable under then-available standard forms of "special form" (previously known as "all risk") insurance policies (excluding earthquake and flood but including water damage and earthquake sprinkler leakage), covering Tenant's personal property

and trade fixtures in or about the Premises or the Real Property, and any above Building standard Alterations installed in the Premises by or at the request of Tenant (including those installed by Landlord at Tenant's request, whether prior or subsequent to the commencement of the Lease term), for the full replacement value thereof without deduction for depreciation; (iii) workers' compensation insurance in statutory limits; (iv) at least three months' coverage for loss of business income and continuing expenses, providing protection against any peril included within the classification "special form" insurance, excluding earthquake and flood but including water damage and earthquake sprinkler leakage; and (v) if Tenant operates owned, leased or non-owned vehicles on the Real Property, comprehensive automobile liability insurance with a minimum coverage of Two Million Dollars ($2,000,000.00) per occurrence, combined single limit; provided that the foregoing coverage amount may be provided through any combination of primary and umbrella/excess coverage policies. In no event shall any insurance maintained by Tenant hereunder or required to be maintained by Tenant hereunder be deemed to limit or satisfy Tenant's indemnification or other obligations or liability under this Lease. Landlord reserves the right to increase the foregoing amount of liability coverage from time to time as Landlord reasonably determines is required to adequately protect Landlord and the other parties designated by Landlord from the matters insured thereby (provided, however, that Landlord makes no representation that the limits of liability required hereunder from time to time shall be adequate to protect Tenant), and to require that Tenant cause any of its contractors, vendors, movers or other parties conducting activities in or about or occupying the Premises to obtain and maintain insurance as reasonably determined by Landlord and as to which Landlord and such other parties designated by Landlord shall be additional insureds.

b. Policy Form. Each insurance policy required pursuant to Paragraph 15.a. above shall be issued by an insurance company authorized to do business in the State of California and with a general policyholders' rating of "A-" or better and a financial size ranking of "Class VIII" or higher in the most recent edition of Best's Insurance Guide. Tenant shall provide Landlord with not less than thirty (30) days' prior written notice if an insurance policy obtained by Tenant hereunder is materially changed, cancelled or will be allowed to lapse. If any of the above policies are subject to deductibles, the deductible amounts shall not exceed amounts approved in advance in writing by Landlord. The liability policies and any umbrella/excess coverage policies carried pursuant to clauses (i) and (v) of Paragraph 15.a. above shall (i) name Landlord and all the other Indemnitees and any other parties designated by Landlord as additional insureds, (ii) provide that no act or omission of Tenant shall affect or limit the obligations of the insurer with respect to any other insured and (iii) provide that the policy and the coverage provided shall be primary, that Landlord, although an additional insured, shall nevertheless be entitled to recovery under such policy for any damage to Landlord or the other Indemnitees by reason of acts or omissions of Tenant, and that any coverage carried by Landlord shall be noncontributory with respect to policies carried by Tenant. The property insurance policy carried under item (ii) of Paragraph 15.a. above shall include all waiver of subrogation rights endorsements necessary to effect the provisions of Paragraph 16 below. Each such insurance policy required of Tenant pursuant to this Paragraph 15, or a certificate thereof, shall be delivered to Landlord by Tenant on or before the effective date of such policy and thereafter Tenant shall deliver to Landlord renewal policies or certificates at least thirty (30) days prior to the expiration dates of expiring policies. If Tenant fails to procure such insurance or to deliver such policies or certificates, Landlord may, at its option, procure the same for Tenant's account, and the cost thereof shall be paid to Landlord by Tenant upon demand. Landlord may at any time, and from time to time, inspect and/or copy any and all insurance policies required by this Lease.

c. No Implication. Nothing in this Paragraph 15 shall be construed as creating or implying the existence of (i) any ownership by Tenant of any fixtures, additions, Alterations, or improvements in or to the Premises or (ii) any right on Tenant's part to make any addition, Alteration or improvement in or to the Premises.

16. Mutual Waiver of Subrogation Rights. Each party hereto hereby releases the other respective party and, in the case of Tenant as the releasing party, the other Indemnitees, and the respective partners, shareholders, agents, employees, officers, directors and authorized representatives of such released party, from any claims such releasing party may have for damage to the Building, the Premises or any of such releasing party's fixtures, personal property, improvements and alterations in or about the Premises, the Building or the Project that is caused by or results from risks insured against under any "special form" insurance policies actually carried by such releasing party or deemed to be carried by such releasing party; provided, however, that such waiver shall be limited to the extent of the net insurance proceeds payable by the relevant insurance company with respect to such loss or damage (or in the case of deemed coverage, the net proceeds that would have been payable). For purposes of this Paragraph 16, Tenant shall be deemed to be carrying any of the insurance policies required pursuant to Paragraph 15 but not actually carried by Tenant, and Landlord shall be deemed to carry standard fire and extended coverage policies on the Project. Each party hereto shall cause each such fire and extended coverage insurance policy obtained by it to provide that the insurance company waives all rights of recovery by way of subrogation against the other respective party and the other released parties in connection with any matter covered by such policy.

17. Utilities.

a. Basic Services. Landlord shall furnish the following utilities and services ("**Basic Services**") for the Premises: (i) during the hours of 8 A.M. to 6 P.M. ("**Business Hours**") Monday through Friday (except public holidays) ("**Business Days**"), electricity for Building standard lighting and power suitable for the use of the Premises for ordinary general office purposes, (ii) during Business Hours on Business Days and, provided that Tenant requests such service through the Building's automated system for requesting after-hour HVAC service, from 8 A.M. to 12 P.M. on Saturday (except public holidays), heat and air conditioning required in Landlord's judgment for the comfortable use and occupancy of the Premises for ordinary general office purposes, (iii) unheated water for the restroom(s) in the public areas serving the Premises, (iv) elevator service to the floor(s) of the Premises by non-attended automatic elevators for general office pedestrian usage, and (v) five (5) days per week (excluding public holidays), janitorial services limited to emptying and removal of general office refuse, light vacuuming as needed and window washing as determined by Landlord. Notwithstanding the foregoing, however, Tenant may use water, heat, air conditioning, electric current, elevator and janitorial service in excess of that provided in Basic Services ("**Excess Services**," which shall include without limitation any power usage other than through existing standard 110-volt AC outlets; electricity in excess of the lesser of that described in clause (i) above or clause (ii) of Paragraph 17.c. below; electricity and/or water consumed by Tenant in connection with any dedicated or supplemental heating, ventilating and/or air conditioning, computer power, telecommunications and/or other special units or systems of Tenant; chilled, heated or condenser water; or water used for any purpose other than ordinary drinking and lavatory purposes), provided that the Excess Services desired by Tenant are reasonably available to Landlord and to the Premises (it being understood that in no event shall Landlord be obligated to make available to the Premises more than the pro rata share of the capacity of any Excess Service available to the Building or the applicable floor of the Building, as the case may be), and provided further that Tenant complies with the procedures established by Landlord from time to time for requesting and paying for such Excess Services and with all other provisions of this Paragraph 17. Landlord reserves the right to install in the Premises or the Real Property electric current and/or water meters (including, without limitation, any additional wiring, conduit or panel required therefor) to measure the electric current or water consumed by Tenant or to cause the usage to be measured by other reasonable methods (e.g., by temporary "check" meters or by survey).

Notwithstanding anything to the contrary in this Lease (subject to any temporary shutdown for repairs, for security purposes, for compliance with any legal restrictions, or due to strikes, lockouts, labor disputes, fire or other casualty, acts of God, acts of terror, or other causes beyond the reasonable control of Landlord) Tenant shall have access to the Premises 24 hours a day, each day of the Lease term.

b. Payment for Utilities and Services. The cost of Basic Services shall be included in Operating Expenses. In addition, Tenant shall pay to Landlord upon demand (i) the cost, at Landlord's prevailing rate, of any Excess Services used by Tenant, (ii) the reasonable cost of installing, operating, maintaining or repairing any meter or other device used to measure Tenant's consumption of utilities, (iii) the reasonable cost of installing, operating, maintaining or repairing any Temperature Balance Equipment (as defined in Paragraph 17.d. below) for the Premises and/or any equipment required in connection with any Excess Services requested by Tenant, and (iv) any cost otherwise reasonably incurred by Landlord in keeping account of or determining any Excess Services used by Tenant. Landlord's failure to bill Tenant for any of the foregoing shall not waive Landlord's right to bill Tenant for the same at a later time.

c. Utility Connections. Tenant shall not connect or use any apparatus or device in the Premises (i) using current in excess of 110 volts, or (ii) which would cause Tenant's electrical demand load to exceed an average of two and one-half (2.5) watts per usable square foot, or (iii) which would exceed the capacity of the existing panel or transformer serving the Premises. Tenant shall not connect with electric current (except through existing outlets in the Premises or such additional outlets as may be installed in the Premises as part of initial improvements or Alterations approved by Landlord), or water pipes, any apparatus or device for the purpose of using electrical current or water.

Landlord will not permit additional coring or channeling of the floor of the Premises in order to install new electric outlets in the Premises unless Landlord is satisfied, on the basis of such information to be supplied by Tenant at Tenant's expense, that coring and/or channeling of the floor in order to install such additional outlets will not weaken the structure of the floor.

d. Temperature Balance. If the temperature otherwise maintained in any portion of the Premises by the heating, air conditioning or ventilation system is affected as a result of (i) the type or quantity of any lights, machines or equipment (including without limitation typical office equipment) used by Tenant in the Premises, (ii) the occupancy of such portion of the Premises

by more than one person per two hundred (200) square feet of rentable area therein, (iii) an electrical load for lighting or power in excess of the limits specified in Paragraph 17.c. above, or (iv) any rearrangement of partitioning or other improvements, then at Tenant's sole cost, Landlord may install any equipment, or modify any existing equipment (including the standard air conditioning equipment) Landlord deems necessary to restore the temperature balance (such new equipment or modifications to existing equipment termed herein "**Temperature Balance Equipment**"). Tenant agrees to keep closed, when necessary, draperies and/or window treatments which, because of the sun's position, must be closed to provide for the efficient operation of the air conditioning system, and Tenant agrees to cooperate with Landlord and to abide by the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the heating, ventilating and air conditioning system. Landlord makes no representation to Tenant regarding the adequacy or fitness of the heating, air conditioning or ventilation equipment in the Building to maintain temperatures that may be required for, or because of, any computer or communications rooms, machine rooms, conference rooms or other areas of high concentration of personnel or electrical usage, or any other uses other than or in excess of the fractional horsepower normally required for office equipment, and Landlord shall have no liability for loss or damage suffered by Tenant or others in connection therewith.

e. Interruption of Services. Landlord's obligation to provide utilities and services for the Premises are subject to the Rules and Regulations of the Building, applicable Legal Requirements (including the rules or actions of the public utility company furnishing the utility or service), and shutdowns for maintenance and repairs, for security purposes, or due to strikes, lockouts, labor disputes, fire or other casualty, acts of God, or other causes beyond the control of Landlord. In the event of an interruption in, or failure or inability to provide any service or utility for the Premises for any reason, such interruption, failure or inability shall not constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant, or entitle Tenant to any abatement or offset of Monthly Rent, Additional Rent or any other amounts due from Tenant under this Lease. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future Legal Requirement permitting the termination of this Lease due to such interruption, failure or inability. Notwithstanding the foregoing, if any interruption in or failure or inability to provide any of the services or utilities described in Paragraph 17.a. (a "**Service Interruption**") is (i) within the reasonable control of Landlord to correct and continues for five (5) or more consecutive Business Days after Landlord becomes aware thereof, whether by Tenant's written notice to Landlord thereof or otherwise, or (ii) outside of Landlord's reasonable control to correct and continues for fifteen (15) or more consecutive days after Landlord becomes aware thereof, whether by Tenant's written notice to Landlord thereof or otherwise, and Tenant is unable to conduct and does not conduct any business in a portion of the Premises as a result thereof, then Tenant shall be entitled to an abatement of Monthly Rent under Paragraph 5 hereof and Additional Rent under Paragraph 7 hereof, which abatement shall commence as of the first day after the expiration of such five (5) Business Day or fifteen (15) day period (as applicable) and terminate upon the cessation of such Service Interruption, and which abatement shall be based on the portion of the Premises rendered unusable for Tenant's business by such Service Interruption; provided, however, that, with regard to a Service Interruption that is outside of Landlord's reasonable control to correct, if, during any portion of the aforementioned fifteen (15) day period that such Service Interruption continued and Tenant was unable to and did not conduct business in a portion of the Premises, Landlord is entitled to recover under Landlord's rental loss insurance coverage Landlord's rental loss resulting from the Service Interruption, then, Tenant's Monthly Rent and Additional Rent *shall* abate during such period to the extent Tenant could not and did not use the Premises, but only to the extent that the amounts Landlord receives under such rental loss insurance coverage would be proportionately attributable to Tenant's rent during such period, and only if Tenant pays Tenant's proportionate share of any subject deductible amounts. If the portion of the Premises that is usable is too small for Tenant to reasonably conduct any business (and Tenant does not conduct any business in any portion of the Premises) then Tenant's rental obligations shall be abated for the entire Premises. The abatement rights set forth above shall be inapplicable to any interruption, failure or inability described in this Paragraph 17.e. that is caused by (x) damage from fire or other casualty (it being acknowledged that such situation shall be governed by Paragraph 26 below), or (y) to any other interruption, failure or inability described in this Paragraph 17.e. to the extent caused by the negligence or willful misconduct of Tenant or its agents, employees or contractors.

f. Governmental Controls; Certification. In the event any governmental authority having jurisdiction over the Project or the Building promulgates or revises any Legal Requirement or building, fire or other code or imposes mandatory or voluntary controls or guidelines on Landlord or the Project or the Building relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions (collectively, "**Controls**") or in the event Landlord is required or elects to make alterations to the Project or the Building in order to comply with such mandatory or voluntary Controls, Landlord may, in its sole discretion, comply with such Controls or make such alterations to the Project or the Building related thereto. Such compliance and the making of such alterations shall not constitute an eviction of Tenant, constructive or otherwise, or impose

upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant.

Without limitation of any provision of Paragraph 8.b. above (entitled "Compliance with Law"), Tenant shall, upon Landlord's written request, deliver to Landlord information relating to the Premises that is necessary for the Building to earn and maintain performance certifications (including, without limitation, ENERGY STAR and LEED certification), which information shall be in sufficient detail for the Building to comply with the applicable certification criteria and/or requirements, including, without limitation, those applicable to data centers and to any other particular use that is subject to special certification criteria and/or requirements.

18. Personal Property and Other Taxes. Tenant shall pay, at least ten (10) days before delinquency, any and all taxes, fees, charges or other governmental impositions levied or assessed against Landlord or Tenant (a) upon Tenant's equipment, furniture, fixtures, improvements and other personal property (including carpeting installed by Tenant) located in the Premises, (b) by virtue of any Alterations made by Tenant to the Premises, and (c) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. If any such fee, charge or other governmental imposition is paid by Landlord, Tenant shall reimburse Landlord for Landlord's payment upon demand.

19. Rules and Regulations. Tenant shall comply with the rules and regulations set forth on Exhibit B attached hereto, as such rules and regulations may be modified or amended by Landlord from time to time (the "**Rules and Regulations**"). Landlord shall not be responsible to Tenant for the nonperformance or noncompliance by any other tenant or occupant of the Building of or with any of the Rules and Regulations, but Landlord agrees not to enforce the Rules and Regulations in a discriminatory manner. In the event of any conflict between the Rules and Regulations and the balance of this Lease, the balance of this Lease shall control.

20. Surrender; Holding Over.

a. Surrender. Upon the expiration or other termination of this Lease, Tenant shall surrender the Premises to Landlord vacant and broom-clean, with all improvements and Alterations (except as provided below) in their original condition, except for reasonable wear and tear, damage from casualty or condemnation and any changes resulting from approved Alterations; provided, however, that prior to the expiration or termination of this Lease Tenant shall remove from the Premises any Alterations that Tenant is required by Landlord to remove under the provisions of this Lease and all of Tenant's personal property (including, without limitation, all voice and data cabling) and trade fixtures, and, at Landlord's sole election, any other improvements, whether installed by Landlord or Tenant, that are of a type or quantity that would not be installed by or for a typical tenant using space for general office purposes, or are otherwise nonstandard. If such removal is not completed at the expiration or other termination of this Lease, Landlord may remove the same at Tenant's expense. Any damage to the Premises or the Building caused by such removal shall be repaired promptly by Tenant (including the patching or repairing of ceilings and walls) or, if Tenant fails to do so, Landlord may do so at Tenant's expense. The removal of Alterations from the Premises shall be governed by Paragraph 9 above. Tenant's obligations under this paragraph shall survive the expiration or other termination of this Lease. Upon expiration or termination of this Lease or of Tenant's possession, Tenant shall surrender all keys to the Premises or any other part of the Building and shall make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises.

b. Holding Over. If Tenant remains in possession of the Premises after the expiration or earlier termination of this Lease with the express written consent of Landlord, Tenant's occupancy shall be a month-to-month tenancy at a rent agreed upon by Landlord and Tenant, but in no event less than one hundred fifty percent (150%) of the Monthly Rent and Additional Rent payable under this Lease during the last full month prior to the date of the expiration of this Lease. Except as provided in the preceding sentence, the month-to-month tenancy shall be on the terms and conditions of this Lease, except that any renewal options, expansion options, rights of first refusal, rights of first negotiation or any other rights or options pertaining to additional space in the Building contained in this Lease shall be deemed to have terminated and shall be inapplicable thereto. Landlord's acceptance of rent after such holding over with Landlord's written consent shall not result in any other tenancy or in a renewal of the original term of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of this Lease without Landlord's consent, Tenant's continued possession shall be on the basis of a tenancy at sufferance and Tenant shall pay as Monthly Rent during the holdover period an amount equal to the greater of (i) one hundred fifty percent (150%) of the fair market rental (as reasonably determined by Landlord) for the Premises or (ii) two hundred percent (200%) of the Monthly Rent and Additional Rent payable under this Lease for the last full month prior to the date of such expiration or termination.

c. Indemnification. Tenant shall indemnify, defend and hold Landlord harmless from and against all Claims incurred by or asserted against Landlord and arising directly or indirectly from Tenant's failure to timely surrender the Premises, including but not limited to (i) any rent payable by or any loss, cost, or damages, including lost profits, claimed by any prospective tenant of the Premises or any portion thereof, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises or any portion thereof by reason of such failure to timely surrender the Premises.

21. Subordination and Attornment. This Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Real Property or any interest of Landlord therein which is now existing or hereafter executed or recorded, any present or future modification, amendment or supplement to any of the foregoing, and to any advances made thereunder (any of the foregoing being a "**Superior Interest**") without the necessity of any further documentation evidencing such subordination. Notwithstanding the foregoing, Tenant shall, within ten (10) days after Landlord's request, execute and deliver to Landlord a document evidencing the subordination of this Lease to a particular Superior Interest. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute and deliver any such instrument in the name of Tenant if Tenant fails to do so within such time. If the interest of Landlord in the Real Property or the Building is transferred to any person ("**Purchaser**") pursuant to or in lieu of foreclosure or other proceedings for enforcement of any Superior Interest, Tenant shall immediately attorn to the Purchaser, and this Lease shall continue in full force and effect as a direct lease between the Purchaser and Tenant on the terms and conditions set forth herein, provided that Purchaser acquires and accepts the Real Property or the Building subject to this Lease. Upon Purchaser's request, including any such request made by reason of the termination of this Lease as a result of such foreclosure or other proceedings, Tenant shall enter in to a new lease with Purchaser on the terms and conditions of this Lease applicable to the remainder of the term hereof. Notwithstanding the subordination of this Lease to Superior Interests as set forth above, the holder of any Superior Interest may at any time (including as part of foreclosure or other proceedings for enforcement of such Superior Interest), upon written notice to Tenant, elect to have this Lease be prior and superior to such Superior Interest.

22. Financing Condition. If any lender or ground lessor that intends to acquire an interest in, or holds a mortgage, ground lease or deed of trust encumbering any portion of the Project should require either the execution by Tenant of an agreement requiring Tenant to send such lender written notice of any default by Landlord under this Lease and giving such lender the right to cure such default until such lender has completed foreclosure, and preventing Tenant from terminating this Lease (to the extent such termination right would otherwise be available) unless such default remains uncured after foreclosure has been completed, and/or any modification of the agreements, covenants, conditions or provisions of this Lease, then Tenant agrees that it shall, within ten (10) days after Landlord's request, execute and deliver such agreement and modify this Lease as required by such lender or ground lessor; provided, however, that no such modification shall affect the length of the term or increase the rent payable by Tenant under Paragraphs 5 and 7. Tenant acknowledges and agrees that its failure to timely execute any such agreement or modification required by such lender or ground lessor may cause Landlord serious financial damage by causing the failure of a financing transaction and giving Landlord all of its rights and remedies under Paragraph 25 below, including its right to damages caused by the loss of such financing.

23. Entry by Landlord. Landlord may, at any and all reasonable times, and upon reasonable advance notice (provided that no advance notice need be given if an emergency necessitates an immediate entry or prior to entry to provide routine janitorial services, which janitorial service shall be provided after Business Hours), enter the Premises to (a) inspect the same and to determine whether Tenant is in compliance with its obligations hereunder, (b) supply janitorial and any other service Landlord is required to provide hereunder, (c) show the Premises to prospective lenders or purchasers, and, during the final twelve (12) months of the Lease term, prospective tenants, (d) post notices of non-responsibility, and (e) alter, improve or repair the Premises or any other portion of the Project. In connection with any such alteration, improvement or repair, Landlord may erect in the Premises or elsewhere in the Project scaffolding and other structures reasonably required for the work to be performed. In no event shall such entry or work entitle Tenant to an abatement of rent, constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including but not limited to liability for consequential damages or loss of business or profits by Tenant. Landlord shall use good faith efforts to cause all such work to be done in such a manner as to cause as little interference to Tenant as reasonably possible without incurring additional expense. Landlord shall at all times retain a key with which to unlock all of the doors in the Premises, except Tenant's vaults and safes. If an emergency necessitates immediate access to the Premises, Landlord may use whatever force is necessary to enter the Premises and any such entry to the Premises shall not constitute a forcible or unlawful entry into the Premises, a detainer of the Premises, or an eviction of Tenant from the Premises, or any portion thereof.

Notwithstanding the foregoing provisions of this Paragraph 23, if any such entry or work by Landlord within the Premises is not due to Tenant's request for Alterations to be performed in the Premises or routine maintenance and repair for the Premises, and, during the period of entry or work, all or a substantial part of the Premises are rendered unusable for a period in excess of five (5) consecutive Business Days due to such entry or work such that Tenant is unable to, and does not, conduct its business in a material portion of the Premises (the area affected shall not be deemed a "material portion" of the Premises if Tenant's business operations are not materially adversely affected by the loss of such space and/or, during the course of Landlord's entry into the Premises, Tenant is reasonably able to make use of other space in the Premises in substitution of the affected space), then, during the period commencing on the fifth (5th) consecutive Business Day of such entry or work and terminating upon the cessation of such entry or work, Tenant shall be entitled to an abatement of Monthly Rent and Additional Rent, which abatement shall be based on the portion of the Premises rendered unusable due to such entry or work. The foregoing provisions shall not apply to any entry or work necessitated due to (i) damage from fire or other casualty which shall be governed by Paragraph 26 or (ii) the negligence or willful misconduct of Tenant or its agents, employees or contractors.

24. Insolvency or Bankruptcy. The occurrence of any of the following shall constitute an Event of Default under Paragraph 25 below:

a. Tenant ceases doing business as a going concern, makes an assignment for the benefit of creditors, is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of such petition) seeking for Tenant any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any state or federal bankruptcy or other law, or Tenant consents to or acquiesces in the appointment, pursuant to any state or federal bankruptcy or other law, of a trustee, receiver or liquidator for the Premises, for Tenant or for all or any substantial part of Tenant's assets; or

b. Tenant fails within sixty (60) days after the commencement of any proceedings against Tenant seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any state or federal bankruptcy or other Legal Requirement, to have such proceedings dismissed, or Tenant fails, within sixty (60) days after an appointment pursuant to any state or federal bankruptcy or other Legal Requirement without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for the Premises, for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated; or

c. Tenant is unable, or admits in writing its inability, to pay its debts as they mature; or

d. Tenant gives notice to any governmental body of its insolvency or pending insolvency, or of its suspension or pending suspension of operations.

In no event shall this Lease be assigned or assignable by reason of any voluntary or involuntary bankruptcy, insolvency or reorganization proceedings, nor shall any rights or privileges hereunder be an asset of Tenant, the trustee, debtor-in-possession, or the debtor's estate in any bankruptcy, insolvency or reorganization proceedings.

25. Default and Remedies.

a. Events of Default. The occurrence of any of the following shall constitute an "**Event of Default**" by Tenant:

1. Tenant fails to pay Monthly Rent, Additional Rent or any other rent due hereunder within five (5) Business Days following written notice from Landlord that such sum is past due; provided, however, that Landlord shall only be required to give two (2) such notices in any calendar year, and after two (2) such notices are given any failure by Tenant in such calendar year to pay Monthly Rent, Additional Rent or any other rent due hereunder on or before the date due will constitute an Event of Default without the requirement of notice from Landlord of such failure; or

2. Intentionally Deleted; or

3. Tenant fails to deliver any estoppel certificate pursuant to Paragraph 29 below, subordination agreement pursuant to Paragraph 21 above, or document required pursuant to Paragraph 22 above, within the applicable period set forth therein; or

4. Tenant violates the bankruptcy and insolvency provisions of Paragraph 24 above; or

5. Tenant makes or has made or furnishes or has furnished any warranty, representation or statement to Landlord in connection with this Lease, or any other agreement made by Tenant for the benefit of Landlord, which is or was false or misleading in any material respect when made or furnished; or

6. Tenant assigns this Lease or subleases any portion of the Premises in violation of Paragraph 13 above; or

7. The default by any guarantor of Tenant's obligations under this Lease of any provision of such guarantor's guaranty, or the attempted repudiation or revocation of any such guaranty or any provision thereof, or the application of items 4 or 5 of this Paragraph 25.a. with the reference to "Tenant" therein being deemed to refer instead to such guarantor; or

8. Intentionally Deleted; or

9. Tenant fails to comply with any other provision of this Lease in the manner and within the time required.

b. Remedies. Upon the occurrence of an Event of Default Landlord shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

1. Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including, but not limited to, its re-entry into the Premises, its efforts to relet the Premises, its reletting of the Premises for Tenant's account, its storage of Tenant's personal property and trade fixtures, its acceptance of keys to the Premises from Tenant, its appointment of a receiver, or its exercise of any other rights and remedies under this Paragraph 25 or otherwise at law, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises.

Upon such termination in writing of Tenant's right to possession of the Premises, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code Section 1951.2 or any other applicable existing or future Legal Requirement providing for recovery of damages for such breach, including but not limited to the following:

(i) The reasonable cost of recovering the Premises; plus

(ii) The reasonable cost of removing Tenant's Alterations, trade fixtures and improvements; plus

(iii) All unpaid rent due or earned hereunder prior to the date of termination, less the proceeds of any reletting or any rental received from subtenants prior to the date of termination applied as provided in Paragraph 25.b.2. below, together with interest at the Interest Rate, on such sums from the date such rent is due and payable until the date of the award of damages; plus

(iv) The amount by which the rent which would be payable by Tenant hereunder, including Additional Rent under Paragraph 7 above, as reasonably estimated by Landlord, from the date of termination until the date of the award of damages, exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, together with interest at the Interest Rate on such sums from the date such rent is due and payable until the date of the award of damages; plus

(v) The amount by which the rent which would be payable by Tenant hereunder, including Additional Rent under Paragraph 7 above, as reasonably estimated by Landlord, for the remainder of the then term, after the date of the award of damages exceeds the amount such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%); plus

(vi) Such other reasonable amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law, including without limitation any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

2. Landlord has the remedy described in California Civil Code Section 1951.4 (a landlord may continue the lease in effect after the tenant's breach and abandonment and recover rent as it becomes due, if the tenant has the right to sublet and assign subject only to reasonable limitations), and may continue this Lease in full force and effect and may enforce all of its rights and remedies under this Lease, including, but not limited to, the right to recover rent as it becomes due. After the occurrence of an Event of Default, Landlord may enter the Premises without terminating this Lease and sublet all or any part of the Premises for Tenant's account to any person, for such term (which may be a period beyond the remaining term of this Lease), at such rents and on such other terms and conditions as Landlord deems advisable. In the event of any such subletting, rents received by Landlord from such subletting shall be applied (i) first, to the payment of the costs of maintaining, preserving, altering and preparing the Premises for subletting, the other costs of subletting, including but not limited to customary brokers' commissions, reasonable attorneys' fees and expenses of removal of Tenant's personal property, trade fixtures and Alterations; (ii) second, to the payment of rent then due and payable hereunder; (iii) third, to the payment of future rent as the same may become due and payable hereunder; (iv) fourth, the balance, if any, shall be paid to Tenant upon (but not before) expiration of the term of this Lease. If the rents received by Landlord from such subletting, after application as provided above, are insufficient in any month to pay the rent due and payable hereunder for such month, Tenant shall pay such deficiency to Landlord monthly upon demand. Notwithstanding any such subletting for Tenant's account without termination, Landlord may at any time thereafter, by written notice to Tenant, elect to terminate this Lease by virtue of a previous Event of Default.

During the continuance of an Event of Default, for so long as Landlord does not terminate Tenant's right to possession of the Premises and subject to Paragraph 13, entitled Assignment and Subletting, and the options granted to Landlord thereunder, Landlord shall not unreasonably withhold its consent to an assignment or sublease of Tenant's interest in the Premises or in this Lease.

3. During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and remove all Tenant's personal property, Alterations and trade fixtures from the Premises and store them at Tenant's risk and expense. If Landlord removes such property from the Premises and stores it at Tenant's risk and expense, and if Tenant fails to pay the cost of such removal and storage after written demand therefor and/or to pay any rent then due, then after the property has been stored for a period of thirty (30) days or more Landlord may sell such property at public or private sale, in the manner and at such times and places as Landlord deems commercially reasonable following reasonable notice to Tenant of the time and place of such sale. The proceeds of any such sale shall be applied first to the payment of the expenses for removal and storage of the property, the preparation for and the conducting of such sale, and for attorneys' fees and other legal expenses incurred by Landlord in connection therewith, and the balance shall be applied as provided in Paragraph 25.b.2. above.

Except in the event of Landlord's gross negligence or willful misconduct, Tenant hereby waives all claims for damages that may be caused by Landlord's reentering and taking possession of the Premises or removing and storing Tenant's personal property pursuant to this Paragraph 25, and Tenant shall indemnify, defend and hold Landlord harmless from and against any and all Claims resulting from any such act. No reentry by Landlord shall constitute or be construed as a forcible entry by Landlord.

4. Landlord may require Tenant to remove any and all Alterations from the Premises or, if Tenant fails to do so within ten (10) Business Days after Landlord's request, Landlord may do so at Tenant's expense.

5. Landlord may cure the Event of Default at Tenant's expense, it being understood that such performance shall not waive or cure the subject Event of Default. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant. Any amount due Landlord under this subsection shall constitute additional rent hereunder.

c. Waiver of Redemption. Tenant hereby waives, for itself and all persons claiming by and under Tenant, all rights and privileges which it might have under any present or future Legal Requirement to redeem the Premises or to continue this Lease after being dispossessed or ejected from the Premises.

26. Damage or Destruction. If all or any part of the Premises or any material portion of the balance of the Real Property is damaged by fire or other casualty, and the damage can, in Landlord's reasonable opinion, be repaired within sixty (60) days of the damage, then Landlord shall repair the damage and this Lease shall remain in full force and effect. If the repairs cannot, in

Landlord's opinion, be made within the sixty (60)-day period, Landlord at its option exercised by written notice to Tenant within the sixty (60)-day period, shall either (a) repair the damage, in which event this Lease shall continue in full force and effect, or (b) terminate this Lease as of the date specified by Landlord in the notice, which date shall be not less than thirty (30) days nor more than sixty (60) days after the date such notice is given, and this Lease shall terminate on the date specified in the notice. Notwithstanding the foregoing, Landlord shall not be obligated to repair or replace any of Tenant's movable furniture, equipment, trade fixtures and other personal property, nor any above Building standard Alterations that were installed in the Premises by or at the request of Tenant (including those installed by Landlord at Tenant's request, whether prior or subsequent to the commencement of the Lease term) and no damage to any of the foregoing shall entitle Tenant to any rent abatement, and Tenant shall, at Tenant's sole cost and expense, repair and replace such items. All such repair and replacement of above Building standard Alterations shall be constructed by Tenant in accordance with Paragraph 9 above regarding Alterations.

If the fire or other casualty damages the Premises or the common areas of the Real Property necessary for Tenant's use and occupancy of the Premises, Tenant ceases to use any portion of the Premises as a result of such damage, and the damage does not result from the negligence or willful misconduct of Tenant or any other Tenant Parties, then during the period the Premises or portion thereof are rendered unusable by such damage and repair, Tenant's Monthly Rent and Additional Rent under Paragraphs 5 and 7 above shall be proportionately reduced based upon the extent to which the damage and repair prevents Tenant from conducting, and Tenant does not conduct, its business at the Premises.

A total destruction of the Building shall automatically terminate this Lease. In no event shall Tenant be entitled to any compensation or damages from Landlord for loss of use of the whole or any part of the Premises or for any inconvenience occasioned by any such destruction, rebuilding or restoration of the Premises, the Building or access thereto, except for the rent abatement expressly provided above. Tenant hereby waives California Civil Code Sections 1932(2) and 1933(4), providing for termination of hiring upon destruction of the thing hired and Sections 1941 and 1942, providing for repairs to and of premises.

27. Eminent Domain.

a. If all or any part of the Premises is taken by any public or quasi-public authority under the power of eminent domain, or any agreement in lieu thereof (a "**taking**"), this Lease shall terminate as to the portion of the Premises taken effective as of the date of taking. If only a portion of the Premises is taken, Landlord or Tenant may terminate this Lease as to the remainder of the Premises upon written notice to the other party within ninety (90) days after the taking; provided, however, that Tenant's right to terminate this Lease is conditioned upon the remaining portion of the Premises being of such size or configuration that such remaining portion of the Premises is unusable or uneconomical for Tenant's business. Landlord shall be entitled to all compensation, damages, income, rent awards and interest thereon whatsoever which may be paid or made in connection with any taking and Tenant shall have no claim against Landlord or any governmental authority for the value of any unexpired term of this Lease or of any of the improvements or Alterations in the Premises; provided, however, that the foregoing shall not prohibit Tenant from prosecuting a separate claim against the taking authority for an amount separately designated for Tenant's relocation expenses or the interruption of or damage to Tenant's business or as compensation for Tenant's personal property, trade fixtures, Alterations or other improvements paid for by Tenant so long as any award to Tenant will not reduce the award to Landlord.

In the event of a partial taking of the Premises which does not result in a termination of this Lease, the Monthly Rent and Additional Rent under Paragraphs 5 and 7 hereunder shall be equitably reduced. If all or any material part of the Real Property other than the Premises is taken, Landlord may terminate this Lease upon written notice to Tenant given within ninety (90) days after the date of taking.

b. Notwithstanding the foregoing, if all or any portion of the Premises is taken for a period of time of one (1) year or less ending prior to the end of the term of this Lease, this Lease shall remain in full force and effect and Tenant shall continue to pay all rent and to perform all of its obligations under this Lease; provided, however, that Tenant shall be entitled to all compensation, damages, income, rent awards and interest thereon that is paid or made in connection with such temporary taking of the Premises (or portion thereof), except that any such compensation in excess of the rent or other amounts payable to Landlord hereunder shall be promptly paid over to Landlord as received. Landlord and Tenant each hereby waive the provisions of California Code of Civil Procedure Section 1265.130 and any other applicable existing or future Legal Requirement providing for, or allowing either party to petition the courts of the state in which the Real Property is located for, a termination of this Lease upon a partial taking of the Premises and/or the Building.

28. Landlord's Liability; Sale of Building. The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Real Property at the time in question. Notwithstanding any other provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Real Property as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against the constituent shareholders, partners, members, or other owners of Landlord, or the directors, officers, employees and agents of Landlord or such constituent shareholder, partner, member or other owner, on account of any of Landlord's obligations or actions under this Lease. In addition, in the event of any conveyance of title to the Real Property, then the grantor or transferor shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. In no event shall Landlord be deemed to be in default under this Lease unless Landlord fails to perform its obligations under this Lease, Tenant delivers to Landlord written notice specifying the nature of Landlord's alleged default, and Landlord fails to cure such default within thirty (30) days following receipt of such notice (or, if the default cannot reasonably be cured within such period, to commence action within such thirty (30)-day period and proceed diligently thereafter to cure such default). Upon any conveyance of title to the Real Property, the grantee or transferee shall be deemed to have assumed Landlord's obligations to be performed under this Lease from and after the date of such conveyance, subject to the limitations on liability set forth above in this Paragraph 28. If Tenant provides Landlord with any security for Tenant's performance of its obligations hereunder, Landlord shall transfer such security to the grantee or transferee of Landlord's interest in the Real Property, and upon such transfer Landlord shall be released from any further responsibility or liability for such security. Any claim, defense or other right of Tenant arising in connection with this Lease shall be barred unless Tenant files an action or interposes a defense based thereon within one hundred eighty (180) days after the date of the alleged event on which Tenant is basing its claim, defense or right. Notwithstanding any other provision of this Lease, but not in limitation of the provisions of Paragraph 14.a. above, Landlord shall not be liable for any consequential damages or interruption or loss of business, income or profits, or claims of constructive eviction, nor shall Landlord be liable for loss of or damage to artwork, currency, jewelry, bullion, unique or valuable documents, securities or other valuables, or for other property not in the nature of ordinary fixtures, furnishings and equipment used in general administrative and executive office activities and functions (all of the foregoing, collectively, "**Special Claims**"). Wherever in this Lease Tenant (a) releases Landlord from any claim or liability, (b) waives or limits any right of Tenant to assert any claim against Landlord or to seek recourse against any property of Landlord or (c) agrees to indemnify Landlord against any matters, the relevant release, waiver, limitation or indemnity shall run in favor of and apply to Landlord, the constituent shareholders, partners, members, or other owners of Landlord, and the directors, officers, employees and agents of Landlord and each such constituent shareholder, partner, member or other owner.

29. Estoppel Certificates. At any time and from time to time, upon not less than ten (10) Business Days' prior notice from Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement certifying the commencement date of this Lease, stating that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and the date and nature of each such modification), that Landlord is not in default under this Lease (or, if Landlord is in default, specifying the nature of such default), that Tenant is not in default under this Lease (or, if Tenant is in default, specifying the nature of such default), the current amounts of and the dates to which the Monthly Rent and Additional Rent has been paid, and setting forth such other matters as may be reasonably requested by Landlord. Any such statement may be conclusively relied upon by a prospective purchaser of the Real Property or by a lender obtaining a lien on the Real Property as security. If Tenant fails to deliver such statement within the time required hereunder, such failure shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance of its obligations hereunder, (iii) not more than one month's installment of Monthly Rent has been paid in advance, and (iv) any other statements of fact included by Landlord in such statement are correct. Tenant acknowledges and agrees that its failure to execute such certificate may cause Landlord serious financial damage by causing the failure of a sale or financing transaction and giving Landlord all of its rights and remedies under Paragraph 25 above, including its right to damages caused by the loss of such sale or financing.

At any time from time to time, upon not less than ten (10) Business Days' prior notice from Tenant, Landlord shall similarly execute and deliver to Tenant a statement similar to that described in the immediately preceding paragraph.

30. Right of Landlord to Perform. If Tenant fails to make any payment required hereunder (other than Monthly Rent and Additional Rent) or fails to perform any other of its obligations hereunder, Landlord may, but shall not be obliged to, and without waiving any default of Tenant or releasing Tenant from any obligations to Landlord hereunder, make any such payment or perform any other such obligation on Tenant's behalf. Tenant shall pay to Landlord, within ten (10) days of Landlord's written demand therefor, one hundred ten percent (110%) of all sums so paid by

Landlord and all necessary incidental costs incurred by Landlord in connection with the performance by Landlord of an obligation of Tenant. If such sum is not paid by Tenant within the required ten (10) day period, interest shall accrue on such sum at the Interest Rate from the end of such ten (10) day period until paid by Tenant. Further, Tenant's failure to make such payment within such ten (10) day period shall entitle Landlord to the same rights and remedies provided Landlord in the event of non-payment of rent.

31. Late Charge; Late Payments. Tenant acknowledges that late payment of any installment of Monthly Rent or Additional Rent or any other amount required under this Lease will cause Landlord to incur costs not contemplated by this Lease and that the exact amount of such costs would be extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Real Property and the loss of the use of the delinquent funds. Therefore, if any installment of Monthly Rent or Additional Rent or any other amount due from Tenant is not received when due, Tenant shall pay to Landlord on demand, on account of the delinquent payment, an additional sum equal to the greater of (i) five percent (5%) of the overdue amount, or (ii) One Hundred Dollars ($100.00), which additional sum represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising its right to collect interest as provided above, rent, or any other damages, or from exercising any of the other rights and remedies available to Landlord.

Following the occurrence of three instances in any twelve (12) month period of Tenant's payment of Monthly Rent and/or Additional Rent more than ten (10) days late, Landlord may, upon written notice to Tenant and without prejudice to any other rights or remedies available to Landlord, (i) require that all remaining installments of Monthly Rent and monthly payments of Additional Rent be payable three months in advance and/or (ii) require that Tenant increase the amount of the Security Deposit (if any) by an amount equal to one (1) month's Rent.

32. Attorneys' Fees; Waiver of Jury Trial. In the event of any action or proceeding between Landlord and Tenant (including an action or proceeding between Landlord and the trustee or debtor in possession while Tenant is a debtor in a proceeding under any bankruptcy law) to enforce any provision of this Lease, the losing party shall pay to the prevailing party all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred in such action and in any appeal in connection therewith by such prevailing party. The "**prevailing party**" will be determined by the court before whom the action was brought based upon an assessment of which party's major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's decision. Notwithstanding the foregoing, however, Landlord shall be deemed the prevailing party in any unlawful detainer or other action or proceeding instituted by Landlord based upon any default or alleged default of Tenant hereunder if (i) judgment is entered in favor of Landlord, or (ii) prior to trial or judgment Tenant pays all or any portion of the rent claimed by Landlord, vacates the Premises, or otherwise cures the default claimed by Landlord.

If Landlord becomes involved in any litigation or dispute, threatened or actual, by or against anyone not a party to this Lease, but arising by reason of or related to any act or omission of Tenant or any Tenant Party, Tenant agrees to pay Landlord's reasonable attorneys' fees and other costs incurred in connection with the litigation or dispute, regardless of whether a lawsuit is actually filed.

IF ANY ACTION OR PROCEEDING BETWEEN LANDLORD AND TENANT TO ENFORCE THE PROVISIONS OF THIS LEASE (INCLUDING AN ACTION OR PROCEEDING BETWEEN LANDLORD AND THE TRUSTEE OR DEBTOR IN POSSESSION WHILE TENANT IS A DEBTOR IN A PROCEEDING UNDER ANY BANKRUPTCY LAW) PROCEEDS TO TRIAL, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD AND TENANT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY IN SUCH TRIAL. Landlord and Tenant agree that this paragraph constitutes a written consent to waiver of trial by jury within the meaning of California Code of Civil Procedure Section 631(d)(2), and each party does hereby authorize and empower the other party to file this paragraph and/or this Lease, as required, with the clerk or judge of any court of competent jurisdiction as a written consent to waiver of jury trial.

33. Waiver. No provisions of this Lease shall be deemed waived by Landlord unless such waiver is in a writing signed by Landlord. The waiver by Landlord of any breach of any provision of this Lease shall not be deemed a waiver of any subsequent breach of the same or any other provision of this Lease. No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver. Landlord's acceptance of any payments of rent due under this Lease shall not be deemed a waiver of any default

by Tenant under this Lease (including Tenant's recurrent failure to timely pay rent) other than Tenant's nonpayment of the accepted sums, and no endorsement or statement on any check or accompanying any check or payment shall be deemed an accord and satisfaction. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

34. Notices. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by Landlord to Tenant shall be delivered personally or sent by United States mail, postage prepaid, or by any reputable overnight or same-day courier, addressed to Tenant at the Premises, or to such other place as Tenant may from time to time designate by notice to Landlord hereunder; provided, however, that prior to the Commencement Date, notices to Tenant shall be addressed to Tenant at 515 S. Flower Street, 44th floor, Los Angeles, CA 90071, attn.: Ryan McBride, Chief Operating Officer. All notices and demands by Tenant to Landlord shall be sent by United States mail, postage prepaid, or by any reputable overnight or same-day courier, addressed to Landlord in care of Shorenstein Properties LLC, 235 Montgomery Street, 16th floor, San Francisco, California 94104, Attn: Corporate Secretary, with a copy to the management office of the Building, or to such other place as Landlord may from time to time designate by notice to Tenant hereunder. Notices delivered personally or sent same-day courier will be effective immediately upon delivery to the addressee at the designated address; notices sent by overnight courier will be effective one (1) Business Day after acceptance by the service for delivery; notices sent by mail will be effective two (2) Business Days after mailing. In the event Tenant requests multiple notices hereunder, Tenant will be bound by such notice from the earlier of the effective times of the multiple notices.

35. Notice of Surrender. At least sixty (60) days before the last day of the term hereof, Tenant shall give to Landlord a written notice of intention to surrender the Premises on that date, but neither this paragraph nor any failure by Landlord to protest the lack of such notice by Tenant shall be construed as an extension of the term or as a consent by Landlord to any holding over by Tenant.

36. Defined Terms and Marginal Headings. When required by the context of this Lease, the singular includes the plural. If more than one person or entity signs this Lease as Tenant, the obligations hereunder imposed upon Tenant shall be joint and several, and the act of, written notice to or from, refund to, or signature of, any Tenant signatory to this Lease (including, without limitation, modifications of this Lease made by fewer than all such Tenant signatories) shall bind every other Tenant signatory as though every other Tenant signatory had so acted, or received or given the written notice or refund, or signed. The headings and titles to the paragraphs of this Lease are for convenience only and are not to be used to interpret or construe this Lease. Wherever the term "including" or "includes" is used in this Lease it shall be construed as if followed by the phrase "without limitation." Whenever in this Lease a right, option or privilege of Tenant is conditioned upon Tenant (or any affiliate thereof or successor thereto) being in "occupancy" of a specified portion or percentage of the Premises, for such purposes "**occupancy**" shall mean Tenant's (or such affiliate's or successor's) physical occupancy of the space for the conduct of such party's business, and shall not include any space that is subject to a sublease or that has been vacated by such party, other than a vacation of the space as reasonably necessary in connection with the performance of approved Alterations or by reason of a fire or other casualty or a taking. The language in all parts of this Lease shall in all cases be construed as a whole and in accordance with its fair meaning and not construed for or against any party simply because one party was the drafter thereof.

37. Time and Applicable Law. Time is of the essence of this Lease and of each and all of its provisions, except as to the conditions relating to the delivery of possession of the Premises to Tenant. This Lease shall be governed by and construed in accordance with the laws of the State of California, and the venue of any action or proceeding under this Lease shall be the City and County of San Francisco, California.

38. Successors. Subject to the provisions of Paragraphs 13 and 28 above, the covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, executors, administrators and assigns.

39. Entire Agreement; Modifications. This Lease (including any exhibit, rider or attachment hereto) constitutes the entire agreement between Landlord and Tenant with respect to Tenant's lease of the Premises. No provision of this Lease may be amended or otherwise modified except by an agreement in writing signed by the parties hereto. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Real Property or this Lease except as expressly set forth herein, including without limitation any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its agents agreed to undertake any alterations or construct any improvements to the Premises except those, if any, expressly provided in this Lease,

and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. Neither this Lease nor any memorandum hereof shall be recorded by Tenant.

40. Light and Air. Tenant agrees that no diminution of light, air or view by any structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of rent hereunder, result in any liability of Landlord to Tenant, or in any other way affect this Lease.

41. Name of Building. Tenant shall not use the name of the Building for any purpose other than as the address of the business conducted by Tenant in the Premises without the written consent of Landlord. Landlord reserves the right to change the name of the Building at any time in its sole discretion by written notice to Tenant and Landlord shall not be liable to Tenant for any loss, cost or expense on account of any such change of name.

42. Severability. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

43. Authority. If Tenant is a corporation, partnership, trust, association or other entity, Tenant and each person executing this Lease on behalf of Tenant, hereby covenants and warrants that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant has and is duly qualified to do business in the state in which the Real Property is located, (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all Tenant's obligations hereunder, and (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of Tenant is duly and validly authorized to do so.

44. No Offer. Submission of this instrument for examination and signature by Tenant does not constitute an offer to lease or a reservation of or option for lease, and is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

45. Real Estate Brokers. Tenant represents and warrants that it has negotiated this Lease directly with the real estate broker(s) identified in Paragraph 2 and has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker or salesman to act for Tenant in connection with this Lease. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all Claims by any real estate broker or salesman other than the real estate broker(s) identified in Paragraph 2 for a commission, finder's fee or other compensation as a result of Tenant's entering into this Lease.

46. Consents and Approvals. Wherever the consent, approval, judgment or determination of Landlord is required or permitted under this Lease, Landlord may exercise its sole discretion in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the provision providing for such consent, approval, judgment or determination specifies that Landlord's consent or approval is not to be unreasonably withheld, or that the standard for such consent, approval, judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. Whenever Tenant requests Landlord to take any action or give any consent or approval, Tenant shall reimburse Landlord for all of Landlord's costs incurred in reviewing the proposed action or consent (whether or not Landlord consents to any such proposed action), including without limitation reasonable attorneys' or consultants' fees and expenses, within ten (10) days after Landlord's delivery to Tenant of a statement of such costs. If it is determined that Landlord failed to give its consent or approval where it was required to do so under this Lease, Tenant's sole remedy will be an order of specific performance or mandatory injunction of the Landlord's agreement to give its consent or approval. The review and/or approval by Landlord of any item shall not impose upon Landlord any liability for accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Real Property, and neither Tenant nor any Tenant Party nor any person or entity claiming by, through or under Tenant, nor any other third party shall have any rights hereunder by virtue of such review and/or approval by Landlord.

47. Reserved Rights. Landlord retains and shall have the rights set forth below, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for rent abatement:

a. To grant to anyone the exclusive right to conduct any business or render any service in or to the Building and its tenants, provided that such exclusive right shall not operate to require Tenant to use or patronize such business or service or to exclude Tenant from its use of the Premises expressly permitted herein.

b. To reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the common areas and facilities and other tenancies and premises in the Project and to create additional rentable areas through use or enclosure of common areas.

c. If portions of the Project or property adjacent to the Project (collectively, the "**Other Improvements**") are owned by an entity other than Landlord, Landlord, at its option, in its sole and absolute discretion, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, (iii) for the allocation of a portion of the Operating Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord's right to convey all or any portion of the Project or any other of Landlord's rights described in this Lease.

48. Financial Statements. Upon submission of this Lease to Landlord and at any time thereafter within thirty (30) days after Landlord's request therefor, Tenant shall furnish to Landlord copies of true and accurate financial statements reflecting Tenant's then current financial situation (including without limitation balance sheets, statements of profit and loss, and changes in financial condition), Tenant's most recent audited or certified annual financial statements, and Tenant's federal income tax returns pertaining to Tenant's business, and in addition shall cause to be furnished to Landlord similar financial statements and tax returns for any guarantor(s) of this Lease. Tenant agrees to deliver to any lender, prospective lender, purchaser or prospective purchaser designated by Landlord such financial statements of Tenant as may be reasonably requested by such lender or purchaser. Notwithstanding the foregoing, Landlord shall not request financial information from Tenant under this Paragraph 48 more than one (1) time in any twelve (12) month period, unless the Building is then for sale or subject to refinancing, or an Event of Default has occurred and is continuing.

49. Substitution of Premises. Subject to the provisions of this Paragraph 49, Landlord reserves the right from time to time, upon not less than ninety (90) days prior written notice, to relocate Tenant to another part of the Project (in either the Building or the 2010 Main Street building) prior to or during the term; provided that (i) the substitute space is not less than 7,500 rentable square feet in size, (ii) if the substitute space is on the second (2nd) through fifth (5th) floors of the subject building, the substitute space does not directly and substantially face the Parking Facilities (and, if the substitute space is above the fifth (5th) floor of the subject building, the substitute space may be on any side of the subject building), (iii) prior to such relocation, Landlord constructs in the substitute space (at Landlord's sole cost and expense) improvements substantially comparable in lay-out, materials and finishes to the improvements in the Premises Tenant is being required to vacate, (iv) the Monthly Rent and Additional Rent under Paragraphs 5 and 7 hereof is not greater than the Monthly Rent and Additional Rent that would have been payable for the original Premises under the terms of this Lease and (v) if the substitute space is smaller than the original Premises (to the extent permitted above), Tenant's Monthly Rent and Additional Rent shall be proportionately reduced. From and after the date of any such relocation, the term "Premises" as used herein shall mean the substituted space in the Project, and Landlord and Tenant shall execute an appropriate amendment to this Lease describing the new Premises. If a relocation occurs after Tenant has occupied the Premises (or any previously substituted Premises) then Landlord shall reimburse Tenant for (A) Tenant's reasonable out-of-pocket expenses in moving Tenant's furnishings and equipment from the occupied Premises to the substituted Premises (including the cost of installation in the substitute Premises of Tenant's then-existing telephone and computer cabling, but expressly excluding the cost of any new, additional or replacement equipment), (B) the cost of modifying Tenant's suite number (or Tenant's address, if the new space is in the 2010 Main Street building) on Tenant's stationery then on hand (as reasonably evidenced by Tenant to Landlord); provided, however, that Landlord's reimbursement under this clause (B) for a subject move shall not exceed Two Thousand Five Hundred Dollars ($2,500.00), and (C) Tenant's reasonable attorneys' fees incurred in connection with Tenant's review of the Lease amendment required in accordance with this Paragraph 49 (not to exceed Two Thousand Dollars, ($2,000.00).

50. Nondisclosure of Lease Terms. Tenant agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord, and that disclosure of the terms

hereof could adversely affect the ability of Landlord to negotiate with other tenants. Tenant hereby agrees that Tenant and its partners, officers, directors, employees, agents, real estate brokers and sales persons and attorneys shall not disclose the terms of this Lease to any other person without Landlord's prior written consent, except to any accountants of Tenant in connection with the preparation of Tenant's financial statements or tax returns, to an assignee of this Lease or sublessee of the Premises, or to an entity or person to whom disclosure is required by applicable law or in connection with any action brought to enforce this Lease.

51. Hazardous Substance Disclosure. California law requires landlords to disclose to tenants the existence of certain hazardous substances. Accordingly, the existence of gasoline and other automotive fluids, maintenance fluids, copying fluids and other office supplies and equipment, certain construction and finish materials, tobacco smoke, cosmetics and other personal items, and asbestos-containing materials ("**ACM**") must be disclosed. Gasoline and other automotive fluids are found in the garage area of the Building. Cleaning, lubricating and hydraulic fluids used in the operation and maintenance of the Project are found in the utility areas of the Project not generally accessible to Project occupants or the public. Many Building occupants use copy machines and printers with associated fluids and toners, and pens, markers, inks, and office equipment that may contain hazardous substances. Certain adhesives, paints and other construction materials and finishes used in portions of the Project may contain hazardous substances. Although smoking is prohibited in the public areas of the Project, these areas may, from time to time, be exposed to tobacco smoke. Project occupants and other persons entering the Project from time-to-time may use or carry prescription and non-prescription drugs, perfumes, cosmetics and other toiletries, and foods and beverages, some of which may contain hazardous substances. Landlord has made no special investigation of the Premises with respect to any hazardous substances.

52. Signage Rights.

a. Except to the extent expressly provided in this Paragraph 52, Tenant shall not (i) place or install (or permit to be placed or installed by any Tenant Party) any signs, advertisements, logos, identifying materials, pictures or names of any type on the roof, exterior areas or common areas of the Building or the Project or in any area of the Building, Premises or Project which is visible from the exterior of the Building or outside of the Premises or (ii) place or install (or permit to be placed or installed by any Tenant Party) in or about any portion of the Premises any window covering (even if behind Building standard window coverings) or any other material visible from outside of the Premises or from the exterior of the Building.

b. Subject to compliance with applicable Legal Requirements and such Building signage criteria as Landlord shall apply from time to time and subject to receipt of Landlord's prior written consent, (i) in the case where Tenant occupies an entire floor in the Building, Tenant may place in any portion of such floor which is not visible from the exterior of the Building such identification signage as Tenant shall desire and (ii) in the case where Tenant occupies less than an entire floor in the Building, (A) Landlord shall, at Landlord's sole cost and expense, install in the multi-tenant corridor on the floor of the Building where the Premises are located, Building standard directional signage showing the suite number of the Premises (but not Tenant's name), and (B) Landlord shall install, at the entry to the Premises, Building standard identification signage with Tenant's name and suite number in accordance with Landlord's signage program (as the same may exist from time to time) and Landlord shall bear the cost of the portion of the signage that contains the suite number, but Tenant shall bear the cost of the portion of the signage that contains Tenant's name, and (C) Tenant may place in any portion of the inside of the Premises not visible from the exterior of the Building or from outside of the Premises such identification signage as Tenant shall desire. All signage described in this Paragraph 52 shall be treated as Tenant's personal property under the provisions of Paragraph 20.a. above with respect to Tenant's obligations at the expiration or early termination of this Lease.

53. Parking.

a. Commencing upon the Commencement Date and continuing throughout the term of this Lease, Landlord shall lease to Tenant, and Tenant shall lease from Landlord, on an unassigned, non-exclusive and unlabeled basis, thirty-nine (39) parking spaces in the parking facilities for the Building (the "**Parking Facilities**"). Tenant shall have the right to convert up to three (3) of the unlabeled parking spaces to reserved parking spaces in the Parking Facilities. During the initial Lease term, Tenant shall pay Landlord or the operator of the Parking Facility, as directed by Landlord, for the parking spaces leased by Tenant pursuant to the above at the following rates:

(i) for the unassigned parking spaces, Sixty Dollars ($60.00) per month per unassigned parking space; provided, however, that the monthly charge for each of the unassigned parking spaces shall be fully abated for the first six (6) months of the initial Lease term, and

(ii) for reserved parking spaces, One Hundred Forty-Five Dollars ($145.00) per month for each reserved parking space.

If the term of this Lease is extended beyond the initial Lease term, during the extended Lease term, Tenant shall pay for the parking spaces leased hereunder the rate or charge in effect from time to time for parking in the Parking Facilities for the type of space leased. The aforementioned parking charges (for both the initial term and any extension term) shall be in addition to all taxes, assessments or other impositions imposed by any governmental entity in connection with Tenant's use of the parking spaces, which taxes shall be paid by Tenant, or if required to be paid by Landlord, shall be reimbursed to Landlord by Tenant (in either case as rent) concurrently with the payment of the parking charges described above.

Notwithstanding anything to the contrary above, Tenant shall not be required to accept all of the parking spaces allocated to Tenant above and shall only pay for those parking spaces actually accepted by Tenant. Tenant shall advise Landlord of the number of parking spaces Tenant desires from time to time. If Tenant desires to lease a parking space(s) not previously accepted by Tenant, Tenant shall advise Landlord thereof in writing and Landlord shall make such parking spaces available to Tenant not later than forty-five (45) days after Tenant's written request therefor.

b. Tenant shall provide Landlord with advance written notice of the names of each individual to whom Tenant from time to time distributes Tenant's parking rights hereunder, and shall cause each such individual to execute the standard waiver form for garage users used in the Parking Facilities. If the parking charge for a particular parking space is not paid when due, and such failure continues for ten (10) days after written notice to Tenant of such failure, then in addition to any other remedies afforded Landlord under this Lease by reason of nonpayment of rent, Landlord may terminate Tenant's rights under this Paragraph 53 as to such parking space.

c. The parking spaces to be made available to Tenant hereunder may contain a reasonable mix of spaces for compact cars. Landlord shall take reasonable actions to ensure the availability of the parking spaces leased by Tenant, but Landlord does not guarantee the availability of those spaces at all times against the actions of other tenants of the Project and users of the Parking Facilities. Without limiting the foregoing, in no event shall this Lease be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage, nor shall there be any abatement of rent hereunder (other than the parking charge paid hereunder for any parking space no longer made available), by reason of any reduction in Tenant's parking rights hereunder by reason of strikes, lock-outs, labor disputes, shortages of material or labor, fire, flood or other casualty, acts of God or any other cause beyond the reasonable control of Landlord. Access to the parking spaces to be made available to Tenant shall, at Landlord's option, be by card, pass, bumper sticker, decal or other appropriate identification issued by Landlord, and Tenant's right to use the Parking facilities is conditioned on Tenant's abiding by and shall otherwise be subject to such reasonable rules and regulations as may be promulgated by Landlord or Landlord's designee from time to time for the Parking Facilities. If applicable, Tenant's employees and occupants shall only have the right to park in Tenant's designated area(s). Landlord shall have the right to modify, change, add to or delete the design, configuration, layout, size, ingress, egress, areas, method of operation, and other characteristics of or relating to the Parking Facilities at any time, and/or to provide for nonuse, partial use or restricted use of portions thereof. The Parking Facilities shall at all times comply with applicable Legal Requirements regarding handicap parking spaces.

d. The parking rights provided to Tenant pursuant to this Paragraph 53 are provided to Tenant solely for use by officers, directors, and employees of Tenant, its affiliates, sublessees and assignees, and such rights may not otherwise be transferred, assigned, subleased or otherwise alienated by Tenant to any other type of transferee without Landlord's prior written approval, which may be withheld in Landlord's sole discretion.

e. Tenant's business visitors may park in the Parking Facilities on a space-available basis, upon payment of the prevailing fee for parking charged to visitors to the Building.

54. Transportation Management. Tenant shall fully comply with all present or future programs intended to manage parking, transportation or traffic in and around the Project, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.

55. Renovation of the Project and Other Improvements. Tenant acknowledges that portions of the Building, Project and/or the Other Improvements (as defined in Paragraph 47.d. above) may be under construction following Tenant's occupancy of the Premises, and that such

construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. It is agreed and acknowledged that no representations respecting the condition of the Premises, the Building or the Project have been made by Landlord to Tenant except as specifically set forth in this Lease. Tenant acknowledges and agrees that Landlord may alter, remodel, improve and/or renovate (collectively, the "**Renovation Work**") the Building, Premises, and/or the Project, and in connection with any Renovation Work, Landlord may, among other things, erect scaffolding or other necessary structures in the Building or the Project, restrict access to portions of the Project, including portions of the common areas, or perform work in the Building and/or the Project. Tenant hereby agrees that such Renovation Work and Landlord's actions in connection with such Renovation Work shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or liability to Tenant for any injury to or interference with Tenant's business arising from any such Renovation Work, and Tenant shall not be entitled to any damages from Landlord for loss of use of the Premises, in whole or in part, or for loss of Tenant's personal property or improvements, resulting from the Renovation Work or Landlord's actions in connection therewith or for any inconvenience occasioned by such Renovation Work or Landlord's actions in connection therewith.

56. Quiet Enjoyment. If, and so long as, Tenant pays the rent and keeps, observes and performs each and every term, covenant and condition of this Lease on the part or on behalf of Tenant to be kept, observed and performed, Tenant shall peaceably and quietly enjoy the Premises throughout the term without hindrance by Landlord or any person lawfully claiming through or under Landlord, subject to the provisions of this Lease.

57. No Discrimination. Tenant covenants by and for itself and its successors, heirs, personal representatives and assigns and all persons claiming under or through Tenant that there shall be no discrimination against or segregation of any person or of a group of persons on account of race, color, religion, creed, sex or national origin in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises nor shall Tenant or any person claiming under or through Tenant establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees, subtenants or assignees of the Premises.

58. CASp Inspection. As of the date of this Lease, the Premises and the common areas of the Real Property expected to be in Tenant's path of travel during the Lease term, have not undergone an inspection by a Certified Access Specialist regarding compliance with construction-related accessibility standards. This disclosure is made pursuant to Section 1938 of the California Civil Code.

THIS LEASE IS EXECUTED by Landlord and Tenant as of the date set forth at the top of page 1 hereof.

Landlord:	Tenant:
SRI NINE MAIN PLAZA LLC, a Delaware limited liability company	COLONY AMERICAN FINANCE, LLC, a Delaware limited liability company
By: [signature]	By: [signature]
Name: James A. Pierre	Name: Mark M. Hedstrom
Title: Vice President	Title: Vice President